UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2011

Date of reporting period:	November 1, 2010 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Annual report
10|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	21

Federal tax information	89

About the Trustees	90

Officers	92

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current return across a broad range of fixed-income securities

Over Putnam Income Fund’s 57-year history, the bond landscape has undergone a dramatic transformation. A significant portion of the U.S. investment-grade sector, the fund’s primary focus, is now composed of securitized debt instruments, including mortgage- and asset-backed securities. The high-yield corporate bond sector, established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities to invest in the debt of developed and emerging-market countries.

Amid this evolution, the fund’s objective has remained constant. In a letter to investors in 1963, George Putnam, Jr., expressed it this way: “We have in mind those people who need a liberal current return…” His choice of “current return” rather than “current income” captures the investment philosophy of the fund today: High current income should be pursued within a total return context, and risk management is as important as yield in maintaining a high current income stream.

Investing in today’s global bond market requires broad expertise. Putnam’s fixed-income organization includes teams of specialists who focus on varied investment opportunities. The fund’s managers select from these opportunities, building a diversified portfolio that carefully balances risk and return.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Key fixed-income return sources

Securitized: Interest-rate cycles affect mortgage- and asset-backed securities (MBS/ABS). Because MBS are the securitized cash flows of mortgages, prepayment rates are another consideration. Some MBS are issued by the U.S. government or its agencies and others are issued by other entities.

For ABS, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Credit: Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Michael V. Salm

What was the investment environment like during the fund’s fiscal year ended October 31, 2011?

The past 12 months consisted of two starkly different investment environments. From November to April, so-called “risk assets,” such as stocks, corporate bonds, and emerging-market debt, posted solid gains. In part, this rally was spurred by the Federal Reserve’s [the Fed’s] announcement in November of a second round of quantitative easing, dubbed “QE2.” Under the program, the Fed committed to purchase an additional $600 billion of Treasury bonds by the end of June 2011. Investors had widely anticipated the Fed’s announcement, and Treasury rates jumped higher in the fourth quarter of 2010 and early months of 2011 as investors reallocated to other asset classes.

In early summer, however, this upward trend stalled as investors tried to gauge the implications of the disasters in Japan and the subsequent supply-chain disruptions, as well as some weaker-than-expected economic data in the United States. A series of negative headlines followed, including the threat of political impasse surrounding attempts to raise the federal debt ceiling, Standard & Poor’s [S&P] downgrade of U.S. Treasury debt, and continued challenges in the European sovereign debt negotiations. The result was a significant sell-off in the third quarter of 2011, the worst for risk assets since the financial crisis unraveled markets in 2008. The period ended on a positive note, however, as non-Treasury sectors recorded solid gains in October, helping to recapture some of the ground lost in the prior three months.

During this volatile period, I’m pleased to report that Putnam Income Fund posted gains for its fiscal year that were in line with

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15 and 16.

those of the benchmark and ahead of the average return of its Lipper peer group.

As you mentioned, S&P cut its AAA rating of U.S. Treasury debt in August, yet Treasuries were one of the better-performing sectors during the period. How did that affect the fund’s performance?

As has been the case for some time, the fund was positioned so that it was not dependent on declining interest rates to drive returns. The S&P downgrade, in many ways, reinforced investors’ perception that financial markets across the board were deteriorating, and sparked a flight to what many believe remains the safest asset available: U.S. Treasuries. The fund had no direct investment in Treasury bonds, and had a lower duration — which measures interest-rate exposure — than the benchmark throughout the period, both of which detracted from the fund’s relative performance, particularly during the summer months.

We have recently moved the fund’s positioning more in line with the benchmark’s. The Fed announced during the period its intention to hold short-term interest rates low until the middle of 2013, and while we believe today’s historically low rates are likely to head higher

Credit qualities are shown as a percentage of net assets as of 10/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

eventually, the risk of higher interest rates over the short term appears to have abated.

How was the fund positioned in non-Treasury sectors, and how did that affect performance?

Returns in the non-Treasury sectors of the market generally were mixed during the past 12 months, with strong performance in the first half and choppier returns in the most recent six months.

In terms of positioning, we maintained an overweight position in corporate bonds throughout the period. Despite some economic concerns on the macro level, fundamentals remained strong, with low default rates and healthy corporate balance sheets. Although we foresee a possible recession in Europe and likely below-average growth in the United States, our outlook remains fairly stable for U.S. corporate debt, and the fund continues to hold a larger-than-benchmark exposure.

Our allocation to non-agency residential mortgage-backed securities [RMBS] and interest-only collateralized mortgage obligations [CMO IOs] also produced mixed results. Both types of securities are derived from pools of mortgages, with RMBS generally sensitive to credit, or default, risks, while CMO IOs are more sensitive to changes in prepayment rates. Although the fundamentals underpinning the RMBS market were fairly stable over the period, investors lost their appetite for credit risk in the third quarter, and RMBS, like corporate bonds, sold off.

Meanwhile, there was some speculation over the period that the federal government was weighing the introduction of new initiatives to help homeowners refinance their mortgages. Shortly after the end of the reporting period, the Federal Housing Finance Authority announced modifications to the existing Home Affordable Refinance Program [HARP] by allowing certain “underwater” borrowers who are current on their payments to refinance their loans at market rates. IO spreads — which measure the difference in

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

yield between Treasuries and other bonds — widened sharply in the weeks leading up to the announcement, and our CMO IO position detracted from relative performance during recent months.

Nonetheless, we continue to believe the longer-term return potential for these securities is compelling, and not necessarily reliant on an improving housing market. Even given an uptick in prepayments, from a fundamental point of view, IO cash flows remain extremely attractive in the context of what remain historically low prepayment rates and continued housing market weakness, and we remain optimistic on the longer-term potential for the sector. I should note that in implementing our CMO IO strategy, we used interest-rate swaps and options to hedge the fund’s duration — or sensitivity to interest-rate changes — to isolate the prepayment risks associated with these securities, which we believed offered attractive return potential.

Lastly, the fund’s position in commercial mortgage-backed securities [CMBS] generally helped performance over the past year. The fund’s holdings in CMBS primarily consist of very senior, highly rated bonds, which tend to carry less risk of default or loss of liquidity than the CMBS market as a whole. These positions performed reasonably well during the fund’s fiscal year, and also held up better than other risk assets during the second half of the period.

What is your outlook?

We maintain our belief that the most likely trajectory for the U.S. economy is one of continued slow growth over the near term. The major headwinds facing consumers earlier in the year — notably, high food and energy prices — have abated, and we believe the prospects are good for already-lean corporations to surprise on the upside as we close out the calendar year. Despite the macroeconomic challenges facing U.S. markets, including high unemployment, a stalled housing market, and below-average GDP growth, we believe the fundamentals across a range of fixed-income sectors remain attractive. We believe investors’ flight to quality has led to even more compelling valuations in non-Treasury sectors, and we intend to tactically allocate to those areas we find most undervalued. For longer-term shareholders, we believe that this strategy of active management should prove prudent as investors regain an appetite for risk and the extreme volatility of recent months subsides.

Thank you, Mike, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

During the fund’s fiscal year, the distribution rate was lowered to $0.020 from $0.038, which was the result of declining interest rates in many sectors of the bond market, and because of the fund’s increased focus on higher-quality, lower-yielding segments of the market.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund’s portfolio managers are Daniel Choquette, Brett Kozlowski, Kevin Murphy, and Raman Srivastava.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.88%	7.80%	6.89%	6.89%	7.07%	7.07%	7.43%	7.37%	7.61%	7.96%

10 years	72.03	65.12	59.58	59.58	59.64	59.64	67.71	62.33	67.88	76.04
Annual average	5.57	5.14	4.78	4.78	4.79	4.79	5.31	4.96	5.32	5.82

5 years	40.59	34.98	35.29	33.29	35.33	35.33	38.60	34.17	38.67	42.05
Annual average	7.05	6.18	6.23	5.92	6.24	6.24	6.75	6.05	6.76	7.27

3 years	57.24	51.03	53.47	50.47	53.70	53.70	55.85	50.71	55.96	58.08
Annual average	16.28	14.73	15.35	14.59	15.40	15.40	15.94	14.65	15.97	16.49

1 year	4.95	0.69	4.22	–0.77	4.21	3.21	4.66	1.20	4.74	5.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,958 and $15,964, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,233. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,788 and $17,604, respectively.

Comparative index returns For periods ended 10/31/11

	Barclays Capital U.S. Aggregate	Lipper Corporate Debt Funds A-Rated
	Bond Index	category average*

Annual average (life of fund)	—†	—†

10 years	70.12%	65.50%
Annual average	5.46	5.11

5 years	36.42	33.16
Annual average	6.41	5.86

3 years	29.06	36.80
Annual average	8.87	10.90

1 year	5.00	4.71

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/11, there were 119, 103, 95, and 61 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Fund price and distribution information For the 12-month period ended 10/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.350		$0.300	$0.300	$0.335		$0.335	$0.365

Capital gains	—		—	—	—		—	—

Total	$0.350		$0.300	$0.300	$0.335		$0.335	$0.365

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/10	$6.86	$7.15	$6.80	$6.82	$6.74	$6.97	$6.83	$6.93

10/31/11	6.84	7.13	6.78	6.80	6.71	6.94	6.81	6.91

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	3.51%	3.37%	2.83%	2.82%	3.40%	3.29%	3.35%	3.65%

Current 30-day SEC yield [2]	N/A	4.22	3.60	3.60	N/A	4.00	4.09	4.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.87%	7.80%	6.89%	6.89%	7.06%	7.06%	7.43%	7.37%	7.61%	7.96%

10 years	73.63	66.57	60.81	60.81	60.87	60.87	69.00	63.52	69.44	77.93
Annual average	5.67	5.23	4.87	4.87	4.87	4.87	5.39	5.04	5.41	5.93

5 years	40.32	34.71	35.23	33.22	35.26	35.26	38.53	34.08	38.60	42.19
Annual average	7.01	6.14	6.22	5.90	6.23	6.23	6.74	6.04	6.75	7.29

3 years	41.32	35.62	38.07	35.07	38.06	38.06	40.10	35.49	40.14	42.18
Annual average	12.22	10.69	11.35	10.54	11.35	11.35	11.90	10.65	11.91	12.45

1 year	4.15	–0.05	3.42	–1.52	3.41	2.43	3.84	0.44	3.94	4.48

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/10*	0.88%	1.63%	1.63%	1.13%	1.13%	0.63%

Annualized expense ratio for the six-month period
ended 10/31/11†	0.87%	1.62%	1.62%	1.12%	1.12%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.42	$8.21	$8.21	$5.68	$5.69	$3.15

Ending value (after expenses)	$1,014.00	$1,010.30	$1,010.20	$1,012.90	$1,014.20	$1,015.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.43	$8.24	$8.24	$5.70	$5.70	$3.16

Ending value (after expenses)	$1,020.82	$1,017.04	$1,017.04	$1,019.56	$1,019.56	$1,022.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most

Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds A-Rated) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 137, 130 and 123 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the fund), including the fund’s portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2011

The fund’s portfolio 10/31/11

MORTGAGE-BACKED SECURITIES (30.5%)*	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 05-7, Class 7A21,
0.49472s, 2035	$6,191,259	$3,900,493

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	2,611,877	2,636,951
Ser. 07-1, Class XW, IO, 5.297s, 2049	10,806,280	126,855

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.639502s, 2035	15,138,651	12,489
Ser. 07-5, Class XW, IO, 0.421056s, 2051	22,843,042	366,996
Ser. 04-5, Class XC, IO, 0.295623s, 2041	34,210,920	623,460
Ser. 04-4, Class XC, IO, 0.266973s, 2042	20,204,198	407,862
Ser. 05-1, Class XW, IO, 0.077031s, 2042	343,196,968	172,971

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.311736s, 2032	379,000	394,937
FRB Ser. 07-PW16, Class A2, 5.663293s, 2040	839,851	854,456
Ser. 04-PR3I, Class X1, IO, 0.260404s, 2041	8,378,721	146,913

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.181553s, 2038	15,072,803	231,368

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3,
Class AJ, 4.96s, 2043	2,050,000	1,883,274

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.147855s, 2049	91,108,106	1,127,007

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048	1,076,901	1,087,783
Ser. 07-CD4, Class A2B, 5.205s, 2049	2,040,000	2,076,624

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.366816s, 2049	55,011,046	758,052
Ser. 07-CD4, Class XC, IO, 0.170873s, 2049	179,550,129	1,580,041

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	452,568	467,224
Ser. 98-C2, Class F, 5.44s, 2030	1,812,325	1,886,473

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-C8, Class XS, IO, 0.183006s, 2046	60,446,225	733,240
Ser. 05-LP5, Class XC, IO, 0.171117s, 2043	28,911,426	273,936
Ser. 05-C6, Class XC, IO, 0.064196s, 2044	51,342,238	297,286

Countrywide Home Loans 144A
Ser. 04-R2, Class 1AS, IO, 5.69454s, 2034	8,887,947	1,123,437
Ser. 05-R3, Class AS, IO, 5.5866s, 2035	569,191	79,459
FRB Ser. 04-R2, Class 1AF1, 0.66472s, 2034 F	8,773,357	6,754,614
FRB Ser. 05-R3, Class AF, 0.64472s, 2035 F	558,874	452,738

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.795425s, 2039	5,573,965	5,636,326
Ser. 07-C2, Class A2, 5.448s, 2049	271,688	272,411
Ser. 07-C1, Class AAB, 5.336s, 2040	3,388,000	3,504,208
Ser. 06-C5, Class AX, IO, 0.162621s, 2039	28,747,969	420,554

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.106637s, 2049	94,632,835	593,443

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C2, Class D, 5.575s, 2036	1,550,000	1,519,000
Ser. 05-C5, Class AJ, 5.1s, 2038 F	2,715,000	2,423,586
Ser. 05-C5, Class AM, 5.1s, 2038	1,845,000	1,901,503
Ser. 03-CPN1, Class E, 4.891s, 2035	1,341,000	1,283,672

MORTGAGE-BACKED SECURITIES (30.5%)* cont.	Principal amount	Value

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	$2,640,000	$2,762,153
FRB Ser. 03-CK2, Class G, 5.744s, 2036	2,345,000	2,292,215
Ser. 03-C3, Class AX, IO, 1.73164s, 2038	65,818,858	1,252,862
Ser. 02-CP3, Class AX, IO, 1.39547s, 2035	27,106,004	138,647
Ser. 04-C4, Class AX, IO, 0.350686s, 2039	6,347,385	143,159

Deutsche Mortgage Securities, Inc. Ser. 2009-RS2,
Class 4A2, 0.365s, 2037	8,894,363	3,557,745

DLJ Commercial Mortgage Corp. 144A
FRB Ser. 98-CG1, Class B4, 7.219338s, 2031	3,188,000	3,414,771
Ser. 99-CG2, Class B4, 6.1s, 2032	1,883,062	1,853,052

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.81397s, 2037	2,128,444	3,061,340
IFB Ser. 2976, Class LC, 23.527789s, 2035	281,085	437,762
IFB Ser. 2979, Class AS, 23.381123s, 2034	231,566	317,616
IFB Ser. 3072, Class SB, 22.757789s, 2035	1,103,497	1,676,433
IFB Ser. 3249, Class PS, 21.472011s, 2036	1,059,904	1,486,728
IFB Ser. 3065, Class DC, 19.13001s, 2035	1,141,049	1,682,990
IFB Ser. 2990, Class LB, 16.323757s, 2034	1,463,622	1,953,028
IFB Ser. 3835, Class SN, 15.516675s, 2041	9,862,121	13,334,672
IFB Ser. 3287, Class SE, IO, 6.45667s, 2037	4,055,635	540,373
IFB Ser. 3835, Class SC, IO, 6.40667s, 2038	9,203,832	1,620,151
IFB Ser. 3907, Class KS, IO, 6.30667s, 2040	7,068,740	1,164,928
IFB Ser. 3485, Class SI, IO, 6.30667s, 2036	1,505,917	218,659
IFB Ser. 3708, Class SA, IO, 6.20667s, 2040	24,875,467	3,304,208
IFB Ser. 3763, Class WS, IO, 5.79667s, 2039	21,404,428	3,205,099
IFB Ser. 3852, Class NT, 5.75667s, 2041	4,094,177	4,206,849
IFB Ser. 3852, Class TB, 5.75667s, 2041	2,785,677	2,865,765
IFB Ser. 3752, Class PS, IO, 5.75667s, 2040	9,595,673	1,545,767
Ser. 3672, Class PI, IO, 5 1/2s, 2039	6,860,433	841,981
Ser. 3645, Class ID, IO, 5s, 2040	456,179	50,672
Ser. 3632, Class CI, IO, 5s, 2038	518,976	55,977
Ser. 3626, Class DI, IO, 5s, 2037	359,159	20,738
Ser. 3623, Class CI, IO, 5s, 2036 F	326,977	35,275
Ser. 3747, Class HI, IO, 4 1/2s, 2037	2,721,834	329,614
Ser. 3707, Class PI, IO, 4 1/2s, 2025	14,894,485	1,151,195
Ser. 3768, Class MI, IO, 4s, 2035	62,124,860	6,839,947
Ser. 3736, Class QI, IO, 4s, 2034	14,078,361	1,548,070
Ser. 3740, Class KI, IO, 4s, 2033	19,558,074	1,369,065
Ser. 3692, Class KI, IO, 4s, 2024 F	49,769,812	2,170,676
Ser. 3707, Class HI, IO, 4s, 2023	5,065,317	213,098
Ser. T-56, Class A, IO, 0.523978s, 2043	14,565,261	263,631
Ser. T-56, Class 3, IO, 0.470982s, 2043	5,060,851	2,530
Ser. T-56, Class 1, IO, 0.293104s, 2043	17,635,872	10,582
Ser. T-56, Class 2, IO, 0.121236s, 2043	6,087,486	5,479
Ser. 3369, Class BO, PO, zero %, 2037	75,031	68,691
Ser. 3327, Class IF, IO, zero %, 2037	33,277	10
Ser. 3369, PO, zero %, 2037	9,901	9,834
Ser. 3391, PO, zero %, 2037	162,041	139,723
Ser. 3300, PO, zero %, 2037	1,276,440	1,157,603
Ser. 3206, Class EO, PO, zero %, 2036	51,925	46,457

MORTGAGE-BACKED SECURITIES (30.5%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. 3175, Class MO, PO, zero %, 2036	$163,309	$145,931
Ser. 3210, PO, zero %, 2036	43,168	39,161
FRB Ser. 3326, Class YF, zero %, 2037	64,748	64,378
FRB Ser. 3117, Class AF, zero %, 2036	54,604	50,782
FRB Ser. 3326, Class WF, zero %, 2035	145,340	145,772
FRB Ser. 3036, Class AS, zero %, 2035	72,556	56,093
FRB Ser. 3003, Class XF, zero %, 2035	61,798	61,245

Federal National Mortgage Association
Ser. 10-100, Class AI, IO, 4 1/2s, 2025	26,044,961	2,216,426
IFB Ser. 11-67, Class BS, IO, 6.25528s, 2041	24,289,092	3,702,143

Federal National Mortgage Association Grantor Trust
IFB Ser. 07-75, Class JS, 50.40224s, 2037	1,000,403	2,043,643
IFB Ser. 06-62, Class PS, 38.43168s, 2036	2,166,244	3,925,018
IFB Ser. 06-8, Class HP, 23.66936s, 2036	1,109,158	1,738,838
IFB Ser. 05-45, Class DA, 23.52269s, 2035	2,231,525	3,438,781
IFB Ser. 05-122, Class SE, 22.24348s, 2035	2,064,169	2,975,706
IFB Ser. 05-75, Class GS, 19.51584s, 2035	950,391	1,327,411
IFB Ser. 05-106, Class JC, 19.3652s, 2035	1,071,822	1,614,250
IFB Ser. 05-83, Class QP, 16.75772s, 2034	259,192	345,529
IFB Ser. 11-4, Class CS, 12.41056s, 2040	3,028,477	3,498,800
IFB Ser. 11-27, Class AS, IO, 6.23528s, 2041	18,997,413	2,595,617
IFB Ser. 10-35, Class SG, IO, 6.15528s, 2040	40,844,615	7,334,059
Ser. 10-67, Class BI, IO, 5 1/2s, 2025 F	12,151,850	1,223,046
Ser. 03-W10, Class 1, IO, 1.45698s, 2043	12,289,798	553,041
Ser. 01-50, Class B1, IO, 0.41302s, 2041	1,165,771	14,572
Ser. 03-34, Class P1, PO, zero %, 2043	292,226	220,631
Ser. 07-64, Class LO, PO, zero %, 2037	263,923	241,223
Ser. 07-14, Class KO, PO, zero %, 2037	596,547	530,724
Ser. 06-125, Class OX, PO, zero %, 2037	149,799	137,875
Ser. 06-84, Class OT, PO, zero %, 2036	105,415	96,023
Ser. 06-46, Class OC, PO, zero %, 2036	93,406	83,215
Ser. 04-61, Class CO, PO, zero %, 2031	256,345	249,449
FRB Ser. 06-104, Class EK, zero %, 2036	22,236	21,568
FRB Ser. 06-1, Class HF, zero %, 2032	2,180	2,174
IFB Ser. 06-48, Class FG, zero %, 2036	74,066	69,262

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.261981s, 2033	4,234,472	42

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,112,000	2,211,037
Ser. 97-C2, Class G, 7 1/2s, 2029	696,000	741,447

GE Capital Commercial Mortgage Corp. 144A
Ser. 03-C2, Class D, 5.326s, 2037	3,092,000	3,135,165
Ser. 05-C2, Class XC, IO, 0.122204s, 2043	50,955,002	360,150
Ser. 05-C3, Class XC, IO, 0.082125s, 2045	322,470,693	1,585,172
Ser. 07-C1, Class XC, IO, 0.075771s, 2049	131,064,712	661,484

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.237403s, 2029	3,905,051	123,923
Ser. 05-C1, Class X1, IO, 0.239739s, 2043	35,343,353	481,765

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	160,688	138,401

MORTGAGE-BACKED SECURITIES (30.5%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.486s, 2041	$16,984,940	$25,283,443
IFB Ser. 10-158, Class SD, 14.2658s, 2040	2,780,250	3,724,590
IFB Ser. 11-70, Class WS, 9.21056s, 2040	11,858,000	12,935,774
IFB Ser. 11-56, Class SG, 6.82734s, 2041	3,273,246	3,510,884
IFB Ser. 11-56, Class MS, 6.82581s, 2041	5,870,078	6,270,887
IFB Ser. 11-37, Class SB, IO, 6.45528s, 2038	2,890,550	465,778
IFB Ser. 11-61, Class CS, IO, 6.43528s, 2035	29,540,317	5,018,368
IFB Ser. 10-85, Class AS, IO, 6.40528s, 2039	7,362,070	1,219,343
IFB Ser. 10-113, Class CS, IO, 6.40528s, 2039	7,635,369	1,320,613
IFB Ser. 11-37, Class SD, IO, 6.40528s, 2038	3,719,645	593,339
IFB Ser. 10-31, Class HS, IO, 6.35528s, 2039	16,489,777	2,782,155
IFB Ser. 10-58, Class LS, IO, 6.30528s, 2039	11,483,068	1,970,265
IFB Ser. 10-42, Class SP, IO, 6.30528s, 2039	6,892,579	1,179,941
IFB Ser. 10-31, Class PS, IO, 6.30528s, 2038	13,031,559	2,364,967
IFB Ser. 10-53, Class SA, IO, 6.25528s, 2039	42,661,918	7,131,793
IFB Ser. 10-62, Class SD, IO, 6.24528s, 2040	8,597,788	1,463,154
IFB Ser. 11-40, Class AS, IO, 5.87667s, 2036	7,961,916	1,143,013
IFB Ser. 10-85, Class SN, IO, 5.69528s, 2040	37,695,934	6,561,731
IFB Ser. 11-70, Class SM, IO, 5.64667s, 2041	5,789,000	1,585,491
Ser. 10-68, Class MI, IO, 5s, 2039	14,231,574	2,300,392
Ser. 11-56, Class IK, IO, 5s, 2039	6,821,443	925,329
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	13,187,217	2,027,403
IFB Ser. 11-70, Class YI, IO, 0.15s, 2040	15,722,313	89,932
Ser. 11-70, PO, zero %, 2041	40,378,833	31,893,221
Ser. 10-151, Class KO, PO, zero %, 2037	1,603,365	1,442,772
Ser. 06-36, Class OD, PO, zero %, 2036	108,592	102,467
Ser. 99-31, Class MP, PO, zero %, 2029	41,191	36,248
FRB Ser. 07-35, Class UF, zero %, 2037	14,766	14,473

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class AJ, 4.859s, 2042	2,021,000	1,859,724

Greenwich Capital Commercial Funding Corp. 144A
Ser. 03-C1, Class G, 4.773s, 2035	1,618,000	1,561,313
Ser. 05-GG3, Class XC, IO, 0.451178s, 2042	77,698,583	1,250,403

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2, 5.506s, 2038	1,087,917	1,103,216

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	702,347	709,371
Ser. 04-C1, Class X1, IO, 0.973113s, 2028	869,403	9
Ser. 03-C1, Class X1, IO, 0.839486s, 2040	15,238,602	92,803
Ser. 06-GG6, Class XC, IO, 0.071493s, 2038	111,858,212	191,389

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.97024s, 2035	750,560	116,337
IFB Ser. 04-4, Class 1AS, IO, 5.298629s, 2034	302,486	45,282
FRB Ser. 04-4, Class 1AF, 0.64472s, 2034 F	302,486	232,945
FRB Ser. 05-RP1, Class 1AF, 0.59472s, 2035 F	750,560	577,963

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	301,200	304,272
FRB Ser. 07-LD12, Class A3, 5.986621s, 2051	19,773,000	21,236,637
FRB Ser. 02-C2, Class E, 5.309275s, 2034	1,540,000	1,513,851
Ser. 06-LDP8, Class X, IO, 0.556657s, 2045	61,002,966	1,245,925
Ser. 07-LDPX, Class X, IO, 0.337341s, 2049	41,347,862	467,396

MORTGAGE-BACKED SECURITIES (30.5%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	$92,047	$92,092
FRB Ser. 01-C1, Class H, 5.626s, 2035 F	1,599,000	1,535,895
Ser. 05-LDP2, Class X1, IO, 0.297631s, 2042	140,832,969	1,998,983
Ser. 05-CB12, Class X1, IO, 0.105184s, 2037	31,888,838	255,174
Ser. 06-LDP6, Class X1, IO, 0.047883s, 2043	58,984,126	200,133

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	556,463	534,204
Ser. 99-C1, Class G, 6.41s, 2031	601,777	532,573
Ser. 98-C4, Class G, 5.6s, 2035	474,000	490,258
Ser. 98-C4, Class H, 5.6s, 2035	808,000	873,589

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class AM, 5.413s, 2039 F	4,078,000	3,914,490
Ser. 03-C5, Class F, 4.843s, 2037	2,504,000	2,303,680
Ser. 07-C2, Class XW, IO, 0.541841s, 2040	8,657,399	176,654

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.68934s, 2038	43,412,519	1,045,547
Ser. 06-C7, Class XCL, IO, 0.300708s, 2038	67,382,137	987,350
Ser. 05-C3, Class XCL, IO, 0.300435s, 2040	126,111,437	2,247,810
Ser. 05-C2, Class XCL, IO, 0.263153s, 2040	161,729,137	1,144,395
Ser. 07-C2, Class XCL, IO, 0.195703s, 2040	200,933,572	2,414,418
Ser. 05-C5, Class XCL, IO, 0.189087s, 2040	96,835,997	1,419,713
Ser. 06-C1, Class XCL, IO, 0.120486s, 2041	143,957,545	1,540,346
Ser. 05-C7, Class XCL, IO, 0.103581s, 2040	138,940,328	769,729

Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
0.86583s, 2027	3,402,959	2,747,856

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.40655s, 2028	277,010	7,964

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.827867s, 2050	475,000	507,324
Ser. 05-MCP1, Class XC, IO, 0.184639s, 2043	40,603,611	429,383

Merrill Lynch Mortgage Trust 144A Ser. 04-KEY2, Class XC,
IO, 0.885148s, 2039	8,786,641	176,910

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 5.965963s, 2049	3,281,000	3,528,177
Ser. 07-5, Class A3, 5.364s, 2048	1,919,000	1,981,930
FRB Ser. 06-4, Class A2FL, 0.363s, 2049	3,056,876	2,968,991

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.199434s, 2037	3,031,488	181,889
Ser. 06-C4, Class X, IO, 5.647402s, 2045	6,566,196	328,310
Ser. 05-C3, Class X, IO, 5.647393s, 2044	1,926,799	115,608

Morgan Stanley Capital I
FRB Ser. 06-T23, Class A2, 5.746348s, 2041	1,150,318	1,166,514
Ser. 07-IQ14, Class A2, 5.61s, 2049	2,706,554	2,797,389
FRB Ser. 07-HQ12, Class A2, 5.590489s, 2049	2,607,284	2,659,951
FRB Ser. 07-HQ12, Class A2FL, 0.49322s, 2049	1,066,657	923,832

Morgan Stanley Capital I 144A Ser. 05-HQ5, Class X1, IO,
0.121685s, 2042	13,196,521	69,018

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C,
5.15s, 2035	2,146,000	2,059,495

MORTGAGE-BACKED SECURITIES (30.5%)* cont.	Principal amount	Value

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	$430,286	$436,779

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030	2,002,000	2,039,251

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	189,000	7,560

Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 1.845604s, 2036	15,581,341	113,744

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.595s, 2034 F	302,338	223,679

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.022917s, 2045	33,729,594	4,722,143
Ser. 07-4, Class 1A4, IO, 1s, 2045	45,592,058	1,851,038

Structured Asset Securities Corp. 144A FRB Ser. 05-RF2,
Class A, 0.59472s, 2035 F	3,572,833	2,644,042

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.907622s, 2039 F	5,921,000	5,126,378

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039	2,285,193	2,273,767

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.737444s, 2049	2,125,171	2,169,640
Ser. 07-C30, Class APB, 5.294s, 2043	794,000	831,613
Ser. 07-C30, Class A3, 5.246s, 2043	2,703,000	2,722,089
Ser. 05-C17, Class AJ, 5.224s, 2042	1,395,000	1,273,663
Ser. 07-C34, IO, 0.378367s, 2046	18,433,821	292,176
Ser. 06-C29, IO, 0.373424s, 2048	200,158,671	3,122,475

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 03-C3, Class IOI, IO, 1.055916s, 2035	15,005,235	142,580
Ser. 05-C18, Class XC, IO, 0.104483s, 2042	25,299,006	206,440
Ser. 06-C26, Class XC, IO, 0.047898s, 2045	11,477,502	33,744
Ser. 06-C23, Class XC, IO, 0.039244s, 2045	156,184,859	704,394

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	129,000	65,145
Ser. 05-C1A, Class C, 4.9s, 2036	423,000	426,553

WAMU Mortgage Pass-Through Certificates FRB Ser. 05-AR19,
Class A1C3, 0.74472s, 2045	10,656,537	5,541,846

Total mortgage-backed securities (cost $380,042,929)		$414,545,349

CORPORATE BONDS AND NOTES (27.1%)*	Principal amount	Value

Basic materials (2.1%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$835,000	$1,067,582

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	935,000	1,076,224

ArcelorMittal sr. unsec. unsub. notes 7s, 2039 (France)	1,575,000	1,572,804

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	835,000	887,188

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018	1,210,000	1,379,400

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	505,000	656,040

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017 (Indonesia)	3,082,000	3,293,888

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	470,000	613,669

CORPORATE BONDS AND NOTES (27.1%)* cont.	Principal amount	Value

Basic materials cont.
Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020	$2,120,000	$2,363,552

International Paper Co. sr. unsec. notes 9 3/8s, 2019	958,000	1,228,483

International Paper Co. sr. unsec. notes 8.7s, 2038	510,000	670,922

International Paper Co. sr. unsec. notes 7.95s, 2018	1,400,000	1,680,304

International Paper Co. sr. unsec. unsub. notes 7.3s, 2039	900,000	1,049,449

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	640,000	652,079

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)	650,000	887,741

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 5.2s, 2040 (Australia)	2,475,000	2,784,006

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	1,815,000	2,286,027

Sealed Air Corp. sr. notes 7 7/8s, 2017	725,000	774,325

Sealed Air Corp. 144A notes 5 5/8s, 2013	678,000	707,010

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	164,000	202,540

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	245,000	286,944

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	76,000	90,526

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	1,080,000	1,199,484

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	135,000	157,680

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	610,000	665,113

		28,232,980
Capital goods (0.4%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	850,000	910,563

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	1,393,000	1,716,570

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	435,000	541,933

Republic Services, Inc. company guaranty sr. unsec.
notes 5.7s, 2041	595,000	689,339

Republic Services, Inc. company guaranty sr. unsec.
notes 3.8s, 2018	720,000	752,427

Republic Services, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2019	660,000	758,620

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	122,259

		5,491,711
Communication services (3.1%)
America Movil SAB de CV company guaranty sr. unsec.
unsub. notes 6 1/8s, 2040 (Mexico)	880,000	1,038,121

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)	670,000	671,782

American Tower Corp. sr. unsec. notes 7 1/4s, 2019	1,560,000	1,845,174

American Tower Corp. sr. unsec. notes 7s, 2017	1,210,000	1,406,742

AT&T, Inc. company guaranty sr. unsec. unsub. notes 5.35s, 2040	1,140,000	1,244,625

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	1,160,000	1,347,252

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	645,000	774,002

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	1,570,000	2,043,631

CenturyLink, Inc. sr. unsec. debs. bonds Ser. G, 6 7/8s, 2028	2,025,000	1,789,592

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	855,000	846,968

CORPORATE BONDS AND NOTES (27.1%)* cont.	Principal amount	Value

Communication services cont.
Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	$785,000	$1,010,575

Comcast Cable Holdings, LLC debs. 9.8s, 2012	75,000	76,557

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	700,000	882,053

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	470,000	661,452

Cox Communications, Inc. 144A notes 5 7/8s, 2016	390,000	446,121

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	1,915,000	1,957,592

France Telecom notes 8 1/2s, 2031 (France)	1,345,000	1,962,506

France Telecom sr. unsec. unsub. notes 5 3/8s, 2019 (France)	880,000	990,554

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	800,000	852,000

Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015	215,000	227,766

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	845,000	1,029,427

Qwest Corp. notes 6 3/4s, 2021	1,767,000	1,877,909

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	610,000	740,387

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	1,000,000	1,113,598

SBA Tower Trust 144A company guaranty asset backed
notes 5.101s, 2017	2,425,000	2,621,938

TCI Communications, Inc. company guaranty 7 7/8s, 2026	2,435,000	3,185,988

Telecom Italia Capital SA company guaranty sr. unsec.
unsub. notes 6.175s, 2014 (Italy)	955,000	970,088

Telefonica Emisiones SAU company guaranty sr. unsec.
unsub. notes 6.221s, 2017 (Spain)	345,000	366,234

Telefonica Emisiones SAU company guaranty sr. unsec.
notes 5.462s, 2021 (Spain)	1,500,000	1,520,256

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	1,165,000	1,499,240

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018	355,000	423,125

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2014	345,000	392,043

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	350,000	425,424

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2041	85,000	90,296

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	424,000	585,314

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	856,000	1,160,538

Verizon New Jersey, Inc. debs. 8s, 2022	640,000	803,731

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	795,000	1,063,039

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	219,000	228,910

		42,172,550
Consumer cyclicals (2.6%)
Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	1,095,000	1,196,802

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	645,000	669,188

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	2,400,000	3,169,164

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	1,195,000	1,305,204

CORPORATE BONDS AND NOTES (27.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	$805,000	$958,923

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 5s, 2021	30,000	32,841

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	1,670,000	1,916,472

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	1,635,000	1,688,138

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018	1,005,000	1,118,063

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	1,550,000	1,568,321

Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016	2,180,000	2,387,100

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018	950,000	965,587

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021	740,000	788,467

FUEL Trust 144A company guaranty asset backed notes 4.207s, 2016	2,760,000	2,770,734

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	1,769,000	1,742,465

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	840,000	879,900

News America Holdings, Inc. company guaranty 7 3/4s, 2024	870,000	1,053,189

News America Holdings, Inc. debs. 7 3/4s, 2045	790,000	952,246

Omnicom Group, Inc. sr. unsec. unsub. notes 4.45s, 2020	1,060,000	1,105,781

Owens Corning company guaranty sr. unsec. notes 9s, 2019	672,000	788,760

QVC, Inc. 144A sr. notes 7 1/8s, 2017	535,000	569,775

Sears Holdings Corp. company guaranty 6 5/8s, 2018	799,000	689,138

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	1,450,000	1,906,693

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	1,850,000	2,408,998

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	365,000	392,495

Time Warner, Inc. debs. 9.15s, 2023	675,000	938,205

Walt Disney Co. sr. unsec. notes 2 3/4s, 2021	1,305,000	1,296,689

Walt Disney Co. sr. unsec. unsub. notes 4 3/8s, 2041	520,000	547,086

		35,806,424
Consumer staples (2.2%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	910,000	1,223,059

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	1,735,000	2,306,429

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	1,313,000	2,050,370

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	1,430,000	1,559,569

Beam, Inc. sr. unsec. unsub. notes 3s, 2012	1,735,000	1,748,013

Campbell Soup Co. debs. 8 7/8s, 2021	715,000	1,032,190

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	466,000	504,445

CVS Caremark Corp. sr. unsec. unsub. notes 6.6s, 2019	1,310,000	1,597,810

CVS Pass-Through Trust 144A company guaranty notes 7.507s, 2032	2,244,469	2,605,200

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	2,270,000	2,629,622

Diageo Investment Corp. company guaranty 8s, 2022 (Canada)	675,000	893,068

General Mills, Inc. sr. unsec. notes 5.65s, 2019	190,000	224,420

H.J. Heinz Finance Co. 144A company guaranty 7 1/8s, 2039	85,000	115,430

CORPORATE BONDS AND NOTES (27.1%)* cont.	Principal amount	Value

Consumer staples cont.
Kraft Foods, Inc. sr. unsec. notes 5 3/8s, 2020	$590,000	$683,736

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	3,905,000	4,996,949

Kroger Co. company guaranty 6 3/4s, 2012	5,000	5,130

Kroger Co. company guaranty 6.4s, 2017	605,000	717,319

Kroger Co. sr. notes 6.15s, 2020	200,000	239,935

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	680,000	920,660

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	530,000	707,801

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	966,778

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	675,000	783,000

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	1,370,000	1,566,203

		30,077,136
Energy (1.9%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	856,000	853,860

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	2,880,000	3,615,339

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4.742s, 2021 (United Kingdom)	1,860,000	2,086,243

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (United Kingdom)	620,000	680,786

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	835,000	893,450

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	602,000	608,020

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	775,000	828,561

El Paso Pipeline Partners Operating Co., LP company
guaranty sr. unsec. notes 6 1/2s, 2020	750,000	834,375

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	340,000	403,251

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	885,000	1,153,549

Marathon Petroleum Corp. 144A sr. unsec. notes 6 1/2s, 2041	525,000	611,120

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	195,000	201,696

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	895,000	1,171,614

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	550,000	565,125

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	319,000	322,190

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	1,095,000	1,228,580

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	740,000	788,100

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	2,160,000	2,805,162

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 5 1/2s, 2014 (Qatar)	1,015,000	1,097,926

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	1,900,000	2,201,154

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019	1,125,000	1,467,030

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	205,000	237,280

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	240,000	273,804

CORPORATE BONDS AND NOTES (27.1%)* cont.	Principal amount	Value

Energy cont.
Weatherford International, Ltd. company guaranty 6 1/2s,
2036 (Switzerland)	$470,000	$526,157

Weatherford International, Ltd. sr. notes 5 1/2s, 2016 (Switzerland)	390,000	430,384

		25,884,756
Financials (9.4%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	1,395,000	1,531,822

Aflac, Inc. sr. unsec. notes 6.45s, 2040	990,000	1,051,864

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	995,000	1,036,997

American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.543s, 2017	1,035,000	929,100

American Express Co. sr. unsec. notes 8 1/8s, 2019	1,450,000	1,866,354

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	210,000	202,650

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	2,440,000	2,468,213

AON Corp. jr. unsec. sub. notes 8.205s, 2027	3,255,000	3,791,177

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	1,485,000	1,551,250

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)	2,665,000	2,668,284

Bank of America Corp. sub. notes 7 3/4s, 2015	1,465,000	1,544,866

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	905,000	865,442

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	3,331,000	3,718,828

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	2,815,000	2,701,539

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	1,020,000	1,183,424

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	1,685,000	1,984,307

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.08617s, 2012	224,250	223,768

Capital One Bank USA NA sub. notes 8.8s, 2019	1,050,000	1,245,067

Citigroup, Inc. sr. unsec. sub. FRN 0.60683s, 2016	1,961,000	1,598,684

Citigroup, Inc. sub. notes 5s, 2014	1,156,000	1,177,952

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	580,000	585,342

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)	510,000	547,120

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	100,000	104,054

Countrywide Financial Corp. FRN Ser. MTN, 0.70939s, 2012	1,090,000	1,073,552

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	910,000	984,986

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	390,000	422,441

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	64,000	67,287

Erac USA Finance Co. 144A sr. notes 4 1/2s, 2021	2,235,000	2,283,721

FIA Card Services, NA sub. notes Ser. BKNT, 7 1/8s, 2012	1,695,000	1,732,319

GATX Financial Corp. notes 5.8s, 2016	455,000	488,589

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018	2,405,000	2,659,141

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.47839s, 2016	895,000	832,705

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	6,305,000	7,373,218

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	3,230,000	2,919,694

Goldman Sachs Group, Inc (The) sr. unsec. 6.15s, 2018	595,000	635,298

CORPORATE BONDS AND NOTES (27.1%)* cont.	Principal amount	Value

Financials cont.
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	$940,000	$1,064,432

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	2,510,000	2,405,967

Hartford Financial Services Group, Inc. (The) sr. unsec.
unsub. notes 6 5/8s, 2040	3,655,000	3,708,337

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	2,520,000	1,641,878

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	835,000	885,715

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	3,945,000	4,169,384

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016	670,000	686,750

ING Bank NV 144A sr. unsec. notes FRN 1.39711s, 2013 (Netherlands)	2,160,000	2,131,268

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	895,000	839,063

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	404,000	435,129

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,311,000	1,402,298

Liberty Mutual Group, Inc. 144A notes 6 1/2s, 2035	1,715,000	1,729,036

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 6 3/8s, 2021 (United Kingdom)	520,000	556,964

Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	5,420,000	5,048,112

Loews Corp. notes 5 1/4s, 2016	385,000	422,507

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)	2,880,000	2,820,704

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012	320,000	325,986

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	2,305,000	3,478,054

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,535,000	1,531,336

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014	715,000	772,893

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	970,000	994,731

MPT Operating Partnership LP/MPT Finance Corp. 144A company
guaranty sr. notes 6 7/8s, 2021 R	1,090,000	1,084,550

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	500,000	532,333

Nationwide Health Properties, Inc. unsec. notes 6 1/4s, 2013 R	660,000	686,355

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	85,000	102,548

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	5,160,000	4,630,538

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	2,224,000	2,246,240

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,010,000	1,030,372

Pacific LifeCorp 144A sr. notes 6s, 2020	1,575,000	1,694,303

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	340,000	412,815

Prudential Financial, Inc. sr. notes 6.2s, 2015	300,000	329,787

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	1,135,000	1,339,930

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014	575,000	618,994

Prudential Holdings LLC sr. notes FRN Ser. AGM, 1.22522s, 2017	160,000	152,255

Royal Bank of Scotland Group PLC sr. unsec.
unsub. notes 6.4s, 2019 (United Kingdom)	360,000	362,777

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	2,600,000	2,538,351

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R	805,000	921,772

Simon Property Group LP sr. unsec. unsub. notes 10.35s, 2019 R	626,000	851,020

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R	323,000	363,603

CORPORATE BONDS AND NOTES (27.1%)* cont.	Principal amount	Value

Financials cont.
SL Green Realty Corp./SL Green Operating Partnership/
Reckson Operating Part sr. unsec. notes 5s, 2018 R	$1,185,000	$1,130,746

Societe Generale SA 144A jr. unsec. sub. bonds FRB
1.12761s, 2017 (France)	1,090,000	596,982

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	645,000	708,064

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019	985,000	1,066,329

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	1,555,000	1,978,070

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	390,000	405,632

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	1,180,000	1,206,670

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,880,000	2,111,872

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	1,875,000	2,117,029

WEA Finance, LLC 144A company guaranty sr. notes 7 1/8s, 2018	1,070,000	1,212,584

Wells Fargo Bank NA unsec. sub. notes 4 3/4s, 2015	345,000	365,405

Wells Fargo Bank NA unsec. sub. notes FRN 0.50006s, 2016	1,180,000	1,064,519

Willis Group Holdings Ltd. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021 (United Kingdom)	750,000	797,669

Willis Group North America, Inc. company guaranty 6.2s, 2017	510,000	558,564

		128,320,277
Health care (0.4%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	1,660,000	2,112,209

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021	839,000	847,390

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037	1,045,000	1,309,159

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020	244,000	260,708

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	120,000	139,581

WellPoint, Inc. notes 7s, 2019	225,000	278,251

		4,947,298
Technology (0.5%)
Brocade Communications Systems, Inc. company
guaranty sr. notes 6 7/8s, 2020	580,000	607,550

Brocade Communications Systems, Inc. company
guaranty sr. notes 6 5/8s, 2018	230,000	238,625

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	822,000	901,360

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	145,000	169,162

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018	2,590,000	2,948,412

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	855,000	904,982

Xerox Corp. sr. unsec. notes 4 1/2s, 2021	1,115,000	1,161,060

		6,931,151
Transportation (0.7%)
American Airlines 2011-2 Class A Pass Through Trust company
guaranty secured airplanes 8 5/8s, 2021	775,000	773,063

Burlington Northern Santa Fe Corp. sr. unsec. notes 5 3/4s, 2018	365,000	423,798

Burlington Northern Santa Fe Corp. sr. unsec. notes 4.7s, 2019	693,000	762,345

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	1,520,000	1,733,892

CORPORATE BONDS AND NOTES (27.1%)* cont.	Principal amount	Value

Transportation cont.
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	$962,898	$984,563

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	480,222	487,425

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	330,000	335,809

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	1,115,000	1,282,773

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	1,067,441	1,067,441

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	214,003	225,239

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	390,000	429,370

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	485,242	482,816

		8,988,534
Utilities and power (3.8%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	515,000	541,187

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	580,000	641,602

Arizona Public Services Co. sr. unsec. notes 5.05s, 2041	960,000	1,040,993

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	765,000	909,149

Beaver Valley Funding Corp. sr. bonds 9s, 2017	530,000	565,537

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	980,000	1,094,358

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	1,924,854	2,059,594

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	2,280,000	2,693,008

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.35306s, 2013	625,000	612,500

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	250,000	297,439

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	480,000	560,148

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	850,000	918,000

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	2,460,000	2,895,393

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)	1,940,000	1,739,846

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	830,000	1,046,222

Electricite de France 144A notes 6.95s, 2039 (France)	970,000	1,240,825

Electricite de France 144A sr. notes 4.6s, 2020 (France)	255,000	271,614

Enel Finance Intl. SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Luxembourg)	695,000	672,760

Energy Transfer Partners LP sr. unsec. unsub. notes 6.05s, 2041	2,390,000	2,456,351

Energy Transfer Partners LP sr. unsec. unsub. notes 4.65s, 2021	805,000	799,132

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.7s, 2042	1,350,000	1,491,809

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 3.2s, 2016	1,770,000	1,841,793

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	7,000	7,011

Iberdrola International BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2036	510,000	567,295

ITC Holdings Corp. 144A notes 5 7/8s, 2016	890,000	1,003,350

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	330,000	380,291

Kansas Gas and Electric Co. bonds 5.647s, 2021	608,368	643,885

KCP&L Greater Missouri Operations Co. sr. unsec.
unsub. notes 11 7/8s, 2012	1,525,000	1,627,963

CORPORATE BONDS AND NOTES (27.1%)* cont.	Principal amount	Value

Utilities and power cont.
Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	$1,425,000	$1,702,741

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	1,000,000	1,242,464

MidAmerican Energy Holdings Co. sr. unsec. bond 6 1/2s, 2037	410,000	528,500

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	360,000	443,034

NGPL PipeCo, LLC 144A sr. unsec. notes 7.119s, 2017	1,200,000	1,257,802

NiSource Finance Corp. company guaranty sr. unsec.
notes 10 3/4s, 2016	795,000	1,033,206

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017	466,000	476,499

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	295,000	380,699

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	785,000	950,225

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	460,000	601,076

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	885,000	1,010,868

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	412,152	412,498

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	515,000	557,239

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	3,220,000	3,442,167

Spectra Energy Capital, LLC company guaranty sr. unsec.
notes 5.65s, 2020	240,000	268,977

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018	135,000	152,021

Spectra Energy Capital, LLC sr. notes 8s, 2019	650,000	814,031

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	340,000	404,945

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	2,870,000	3,724,632

Union Electric Co. 1st mtge. sr. sec. bonds 6.7s, 2019	560,000	686,832

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	830,000	978,781

		51,688,292

Total corporate bonds and notes (cost $345,040,206)		$368,541,109

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (11.8%)*	Principal amount	Value

Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, January 1, 2041	$43,172	$43,872

Federal National Mortgage Association Pass-Through Certificates
7s, January 1, 2017	9,110	9,671
4s, TBA, November 1, 2041	11,000,000	11,435,703
3 1/2s, TBA, November 1, 2041	145,000,000	147,435,551
3 1/2s, with due dates from March 1, 2041 to October 1, 2041 Δ	1,985,730	2,014,532

Total U.S. government agency mortgage obligations (cost $161,317,192)		$160,939,329

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Inflation Protected Notes 0.125s,
April 15, 2016 [i]	$495,548	$519,444

U.S. Treasury Notes 2 5/8s, November 15, 2020 ##	416,000	436,475

Total U.S. treasury obligations (cost $910,622)		$955,919

ASSET-BACKED SECURITIES (7.6%)*	Principal amount	Value

Aames Mortgage Investment Trust FRB Ser. 06-1, Class A3,
0.40472s, 2036	$6,869,373	$4,465,093

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C, 0.39472s, 2036	973,000	406,928

Bombardier Capital Mortgage Securitization Corp. Ser. 99-A,
Class A4, 6.475s, 2025	3,327,308	3,305,256

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	3,536,894	2,608,459
Ser. 00-5, Class A6, 7.96s, 2032	1,842,301	1,395,543
Ser. 02-1, Class M1F, 7.954s, 2033	2,468,000	2,780,240
FRB Ser. 02-1, Class M1A, 2.28944s, 2033	3,400,000	2,960,840

Countrywide Asset Backed Certificates
FRB Ser. 06-BC1, Class 2A3, 0.53472s, 2036	2,200,000	1,394,250
FRB Ser. 07-BC2, Class 2A3, 0.48472s, 2037 F	10,794,000	4,207,589
FRB Ser. 07-3, Class 2A2, 0.41472s, 2047	8,636,000	6,099,892
FRB Ser. 07-11, Class 2A2, 0.36472s, 2047	5,985,000	4,907,700
FRB Ser. 07-1, Class 2A2, 0.34472s, 2037 F	6,882,000	5,778,036

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s,
2023 (In default) †	134,710	13

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.24472s, 2037	417,000	329,430

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.993s, 2032 F	310,148	123,878

Green Tree Financial Corp.
Ser. 97-6, Class A9, 7.55s, 2029	405,070	426,578
Ser. 1997-5, Class M1, 6.95s, 2029	4,975,000	4,838,188
Ser. 99-2, Class A6, 6.92s, 2030	5,293,000	4,843,095
Ser. 99-3, Class A7, 6.74s, 2031	2,571,117	2,506,839
Ser. 99-2, Class A7, 6.44s, 2030	1,462,624	1,546,329

Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031	2,168,007	2,021,667

GSAA Home Equity Trust
FRB Ser. 05-8, Class A3, 0.67472s, 2035	7,131,000	4,474,703
FRB Ser. 05-9, Class 2A3, 0.61472s, 2035	8,000,000	5,360,000
FRB Ser. 05-6, Class A3, 0.61472s, 2035	8,309,810	5,830,038
FRB Ser. 05-11, Class 3A4, 0.49472s, 2035	1,372,245	1,029,183

JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-CW1,
Class A4, 0.39472s, 2036	2,881,400	1,815,282

Lehman ABS Manufactured Housing Contract Ser. 01-B,
Class M1, 6.63s, 2028	5,900,000	5,103,500

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.49472s, 2032	4,257,734	3,741,484
FRB Ser. 02-A, Class M2, 2.49472s, 2032	453,000	403,170

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	378,607	376,728

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.40472s, 2036	723,822	289,916
FRB Ser. 06-2, Class A2C, 0.39472s, 2036	1,017,000	534,486

Oakwood Mortgage Investors, Inc. Ser. 02-B, Class A3,
6.06s, 2025	4,760,777	4,623,905

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	268,565	248,087

Residential Asset Mortgage Products, Inc. FRB Ser. 07-RZ1,
Class A2, 0.40472s, 2037	1,489,167	870,766

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.45472s, 2036	1,730,000	506,298

ASSET-BACKED SECURITIES (7.6%)* cont.	Principal amount		Value

Structured Asset Securities Corp. FRB Ser. 06-BC6,
Class A3, 0.35472s, 2037		$9,222,000	$7,527,458

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028		1,045,302	151,569

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		1,505,217	180,626

Vanderbilt Mortgage Finance Ser. 01-B, Class A5, 6.96s, 2031		2,767,000	2,787,753

Total asset-backed securities (cost $111,671,441)			$102,800,795

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.3%)*	strike price	amount	Value

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a fixed
rate of 2.355% versus the three month
USD-LIBOR-BBA maturing December 2021.	Dec-11/2.355	$21,845,000	$371,365

Option on an interest rate swap with Bank of
America, N.A. for the right to receive a
fixed rate of 2.355% versus the three month
USD-LIBOR-BBA maturing December 2021.	Dec-11/2.355	21,845,000	330,952

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a fixed
rate of 0.5325% versus the three month
USD-LIBOR-BBA maturing December 2013.	Dec-11/0.5325	42,060,635	67,087

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a fixed
rate of 0.5325% versus the three month
USD-LIBOR-BBA maturing December 2013.	Dec-11/0.5325	42,060,635	22,713

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a fixed
rate of 0.5175% versus the three month
USD-LIBOR-BBA maturing November 2013.	Nov-11/0.5175	42,060,635	41,219

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a fixed
rate of 0.5175% versus the three month
USD-LIBOR-BBA maturing November 2013.	Nov-11/0.5175	42,060,635	883

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.52	17,914,396	1,699,360

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate of
3.36% versus the three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.36	17,914,396	1,487,791

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate of 3.36%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.36	17,914,396	224,109

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate of
3.52% versus the three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.52	17,914,396	178,427

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate of
3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	7,165,758	674,298

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate of 3.51%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	$7,165,758	$71,156

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate of
3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	17,914,396	1,726,052

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.5375	17,914,396	169,291

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate of 3.37%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/3.37	21,497,275	1,799,752

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/3.37	21,497,275	267,641

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.9275	29,659,000	260,999

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 1.765%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.765	14,842,000	84,451

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 2.015%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/2.015	5,937,000	62,754

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA maturing
March 2014.	Mar-12/0.52	41,692,000	147,590

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.52%
versus the three month USD-LIBOR-BBA maturing
March 2014.	Mar-12/0.52	41,692,000	53,783

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.6075	17,279,000	27,646

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.6075% versus
the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.6075	17,279,000	25,124

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 1.3525% versus
the three month USD-LIBOR-BBA maturing
December 2016.	Dec-11/1.3525	21,845,000	146,798

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA maturing
December 2016.	Dec-11/1.3525	$21,845,000	$124,953

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.21%
versus the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/3.21	50,294,883	3,949,154

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/3.21	50,294,883	3,521

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 2.1075% versus
the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	29,847,000	479,641

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.9275	29,659,000	260,999

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 1.9475% versus
the three month USD-LIBOR-BBA maturing
January 2022.	Jan-12/1.9475	29,847,000	151,324

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.045% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.045	9,565,864	2,059,244

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.045% versus the
three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.045	9,565,864	4,113

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/2.855	75,721,900	3,779,280

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 2.855%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/2.855	75,721,900	1,957,411

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
2.1075% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	29,847,000	479,641

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	29,659,000	260,999

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 1.998%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	29,659,000	308,750

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 4.0625%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.0625	$22,813,114	$4,982,384

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.0625% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.0625	22,813,114	20,988

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.9275	29,659,000	260,999

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 0.545% versus
the three month USD-LIBOR-BBA maturing
January 2014.	Jan-12/0.545	42,060,635	86,140

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Jan-12/0.545	42,060,635	42,481

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 3.855%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/3.855	44,173,635	7,848,771

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.355% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.355	44,173,635	883

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 1.30% versus
the three month USD-LIBOR-BBA maturing
November 2016.	Nov-11/1.30	21,845,000	93,934

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 1.30% versus
the three month USD-LIBOR-BBA maturing
November 2016.	Nov-11/1.30	21,845,000	64,006

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 2014.	Feb-12/0.555	42,060,635	104,310

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 2014.	Feb-12/0.555	42,060,635	57,623

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.1825% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1825	6,156,000	115,487

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.11875% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.11875	29,847,000	489,192

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.35% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.35	$6,156,000	$139,495

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.998% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	29,659,000	308,750

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	29,659,000	260,999

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed rate
of 2.075% versus the three month USD-LIBOR-BBA
maturing March 2022.	Mar-12/2.075	33,777,000	1,576,710

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.075% versus the three month USD-LIBOR-BBA
maturing March 2022.	Mar-12/2.075	33,777,000	393,840

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.0525% versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	33,777,000	1,500,712

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.0525% versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	33,777,000	329,326

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.27% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.27	6,156,000	93,571

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA maturing
January 2022.	Jan-12/2.03	33,777,000	1,413,567

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.03% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.03	33,777,000	252,314

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.96325% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.96325	29,847,000	158,189

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
3.60% versus the three month USD-LIBOR-BBA
maturing January 2042.	Jan-12/3.60	58,416,843	7,708,687

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
4.60% versus the three month USD-LIBOR-BBA
maturing January 2042.	Jan-12/4.60	58,416,843	8,763

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.61% versus the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.61	$20,846,000	$34,187

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.61	20,846,000	30,435

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA maturing
December 2021.	Dec-11/2.01	33,777,000	1,308,183

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.01% versus the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.01	33,777,000	158,414

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.476	41,692,000	110,484

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.476% versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.476	41,692,000	16,260

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.53	41,692,000	82,634

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.53% versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.53	41,692,000	30,435

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
0.745% versus the three month USD-LIBOR-BBA
maturing December 2014.	Dec-11/0.745	25,919,000	71,070

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.745% versus the three month USD-LIBOR-BBA
maturing December 2014.	Dec-11/0.745	25,919,000	54,171

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.99% versus the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/2.99	55,033,910	2,169,437

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/2.99	55,033,910	2,111,101

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
3.11% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.11	6,763,619	281,637

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA maturing
November 2041.	Nov-11/3.11	$6,763,619	$98,749

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.715%
versus the three month USD-LIBOR-BBA maturing
November 2014.	Nov-11/0.715	25,919,000	44,840

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.715% versus the three month USD-LIBOR-BBA
maturing November 2014.	Nov-11/0.715	25,919,000	27,474

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.0325% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	38,581,487	8,328,200

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
4.0325% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	38,581,487	39

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	29,659,000	260,999

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 1.953% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.953	29,847,000	154,607

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate of
2.3175% versus the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.3175	21,845,000	234,397

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.54	25,184,158	2,433,293

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.54	25,184,158	234,716

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.49	17,910,412	1,662,086

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.49	17,910,412	177,492

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.3175	21,845,000	178,255

Total purchased options outstanding (cost $50,109,208)			$72,365,987

MUNICIPAL BONDS AND NOTES (0.3%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$770,000	$923,107

IL State G.O. Bonds
4.421s, 1/1/15	410,000	427,938
4.071s, 1/1/14	1,220,000	1,255,880

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	675,000	825,923

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	845,000	923,416

Total municipal bonds and notes (cost $3,925,377)		$4,356,264

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*	Principal amount	Value

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041	$748,000	$729,381

Korea Development Bank sr. unsec. unsub. notes 4s, 2016	800,000	808,873

Total foreign government bonds and notes (cost $1,577,372)		$1,538,254

SENIOR LOANS (—%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3.247s, 2015	$334,037	$293,953

National Bedding Co., LLC bank term loan FRN Ser. B, 3 7/8s, 2013	149,546	147,676

SunGard Data Systems, Inc. bank term loan FRN 1.991s, 2014	9,062	8,909

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 3.9s, 2016	187,760	185,178

Total senior loans (cost $630,832)		$635,716

SHORT-TERM INVESTMENTS (43.4%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	235,139,135	$235,139,135

SSgA Prime Money Market Fund 0.03% P	6,650,000	6,650,000

Straight-A Funding, LLC with an effective yield of
0.188%, December 19, 2011	$10,031,000	10,028,459

Straight-A Funding, LLC with an effective yield of
0.188%, December 19, 2011	8,000,000	7,997,973

Straight-A Funding, LLC with an effective yield of
0.188%, December 1, 2011	20,000,000	19,996,833

U.S. Treasury Bills with effective yields ranging from
0.058% to 0.111%, July 26, 2012 # ##	153,605,000	153,500,467

U.S. Treasury Bills with effective yields ranging from
0.070% to 0.083%, June 28, 2012 # ##	68,438,000	68,403,943

U.S. Treasury Bills with effective yields ranging from
0.088% to 0.131%, May 3, 2012 # ##	28,090,000	28,074,509

U.S. Treasury Bills with effective yields ranging from
0.047% to 0.093%, February 9, 2012 # ##	1,344,000	1,343,706

U.S. Treasury Bills zero %, December 8, 2011 [i]	2,127,000	2,127,000

U.S. Treasury Bills with effective yields ranging from
0.098% to 0.100%, December 1, 2011 ##	12,246,000	12,244,969

U.S. Treasury Bills with effective yields ranging from
0.079% to 0.094%, November 17, 2011 ##	15,494,000	15,493,391

Federal Home Loan Mortgage Corporation with an effective
yield of 0.015%, December 5, 2011	29,500,000	29,499,582

Total short-term investments (cost $590,499,967)		$590,499,967

TOTAL INVESTMENTS

Total investments (cost $1,645,725,146)		$1,717,178,689

Key to holding’s abbreviations
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,360,189,939.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

Δ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $593,198,138 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rates shown are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/11

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	1,061	$147,512,156	Dec-11	$1,743,208

U.S. Treasury Note 10 yr (Long)	821	105,960,313	Dec-11	(459,833)

Total				$1,283,375

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $125,397,305)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	$1,003,850	Aug-16/5.35	$30,944

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	1,003,850	Aug-16/4.35	112,663

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	78,798,972	Aug-16/4.28	4,104,638

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	78,798,972	Aug-16/4.28	8,544,173

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 2022.	72,092,340	Jan-12/4.72	721

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 2022.	72,092,340	Jan-12/4.72	15,203,554

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 3.625%
versus the three month USD-LIBOR-BBA maturing
August 2026.	46,466,969	Aug-16/3.625	3,361,421

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 3.625%
versus the three month USD-LIBOR-BBA maturing
August 2026.	46,466,969	Aug-16/3.625	3,459,466

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	11,434,721	Aug-16/4.68	487,119

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	11,434,721	Aug-16/4.68	1,477,263

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	9,528,934	Jul-16/4.67	407,648

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $125,397,305) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	$9,528,934	Jul-16/4.67	$1,225,821

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	9,528,934	Jul-16/4.80	381,824

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	9,528,934	Jul-16/4.80	1,299,775

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	3,811,574	Jul-16/4.80	152,501

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	3,811,574	Jul-16/4.80	519,899

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	9,528,934	Jul-16/4.815	378,203

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	9,528,934	Jul-16/4.815	1,308,485

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	7,065,634	Aug-14/4.20	227,301

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	7,065,634	Aug-14/4.20	819,804

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	5,888,028	Jul-14/4.19	189,577

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	5,888,028	Jul-14/4.19	680,668

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	2,355,211	Jul-14/4.34	68,944

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	5,888,028	Jul-14/4.35	171,271

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $125,397,305) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	$2,355,211	Jul-14/4.34	$294,978

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	5,888,028	Jul-14/4.35	741,344

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	5,888,043	Jul-14/4.3725	168,251

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	5,888,043	Jul-14/4.3725	751,550

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021.	54,646,220	Jun-16/4.89	1,097,515

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 2025.	12,614,480	Feb-15/5.36	254,384

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 2025.	12,614,480	Feb-15/5.36	2,373,011

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	54,646,220	Jun-16/4.39	3,709,604

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	23,727,000	Apr-12/2.4275	610,258

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.5625% versus the
three month USD-LIBOR-BBA maturing October 2021.	14,842,000	Oct-16/2.5625	317,470

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	55,533,334	Jun-16/4.12	3,300,346

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	55,533,334	Jun-16/5.12	1,012,373

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	24,654,000	Jul-12/2.6075	896,173

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	23,727,000	Apr-12/2.4275	610,258

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $125,397,305) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4475% versus the
three month USD-LIBOR-BBA maturing January 2022.	$20,296,000	Jan-12/2.4475	$453,616

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 2041.	25,767,100	Nov-11/3.425	36,332

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 2041.	25,767,100	Nov-11/3.425	2,392,475

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.01625% versus the three month USD-LIBOR-BBA
maturing November 2041.	37,104,665	Nov-11/4.01625	37

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
3.51625% versus the three month USD-LIBOR-BBA
maturing November 2041.	37,104,665	Nov-11/3.51625	4,101,179

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	24,654,000	Jul-12/2.6075	896,173

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	23,727,000	Apr-12/2.4275	610,258

Option on an interest rate swap with Deutsche Bank AG for
the obligation to pay a fixed rate of 2.7975% versus the three
month USD-LIBOR-BBA maturing October 2021.	5,937,000	Oct-16/2.7975	152,106

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	23,727,000	Apr-12/2.498	691,405

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	23,727,000	Apr-12/2.4275	610,258

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	25,092,787	Sep-16/3.49	1,723,624

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	25,092,787	Sep-16/3.49	1,946,949

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	3,499,000	Jul-12/2.6825	141,255

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	24,654,000	Jul-12/2.61875	909,733

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $125,397,305) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	$4,814,000	Apr-12/2.60	$167,094

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	23,727,000	Apr-12/2.498	691,405

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	23,727,000	Apr-12/2.4275	610,258

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.52% versus the three month USD-LIBOR-BBA
maturing January 2022.	4,601,000	Jan-12/2.52	124,319

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.46325% versus the three month USD-LIBOR-BBA
maturing January 2022.	20,296,000	Jan-12/2.46325	467,823

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	47,873,056	Dec-11/1.29	199,631

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	47,873,056	Dec-11/1.29	376,761

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.26% versus the three month USD-LIBOR-BBA
maturing November 2016.	4,937,949	Nov-11/1.26	11,110

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.26% versus the three month USD-LIBOR-BBA
maturing November 2016.	4,937,949	Nov-11/1.26	29,183

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	31,254,600	Aug-15/4.375	2,266,271

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 2022.	120,153,900	Jan-12/4.80	2,043

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 2022.	120,153,900	Jan-12/4.80	26,239,209

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	31,254,600	Aug-15/4.375	7,750,016

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $125,397,305) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	$31,254,600	Aug-15/4.46	$2,132,814

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	31,254,600	Aug-15/4.46	8,102,568

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	13,395,829	Jul-16/4.79	537,976

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	13,395,829	Jul-16/4.79	1,821,176

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	9,526,815	Jul-16/4.74	391,743

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	9,526,815	Jul-16/4.74	1,266,057

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	6,998,859	Jun-16/4.815	271,766

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	6,998,859	Jun-16/4.815	965,969

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	54,299,260	Jun-16/4.575	1,257,571

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	54,299,260	Jun-16/4.575	4,014,887

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	128,896,500	Sep-15/4.04	6,487,361

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	128,896,500	Sep-15/4.04	12,499,867

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 2025.	32,662,920	Feb-15/5.27	690,886

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $125,397,305) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 2025.	$32,662,920	Feb-15/5.27	$5,934,199

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 2024.	8,277,423	Jul-14/4.36	237,570

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 2024.	8,277,423	Jul-14/4.36	1,049,635

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 2024.	5,886,718	Jul-14/4.29	176,472

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 2024.	5,886,718	Jul-14/4.29	719,486

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 2022.	17,335,500	May-12/5.51	4,706,242

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	23,727,000	Apr-12/2.4275	610,258

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.453% versus the three month USD-LIBOR-BBA
maturing January 2022.	20,296,000	Jan-12/2.453	459,501

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 2022.	17,335,500	May-12/5.51	1,211

Total		$168,686,936

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$116,353,400	$373,278	7/8/26	3.76%	3 month USD-
				LIBOR-BBA	$(16,205,228)

34,048,100	—	9/23/13	3 month USD-
			LIBOR-BBA	0.45%	(63,676)

22,890,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.5075%	(17,274)

4,866,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.1825%	(52,788)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
$57,505,000	$—	10/3/13	3 month USD-
			LIBOR-BBA	0.54875%	$(745)

37,857,000	—	10/5/13	3 month USD-
			LIBOR-BBA	0.597%	34,751

4,577,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.18%	(55,414)

21,392,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.3%	(23,753)

11,552,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.245%	(71,055)

3,913,000	—	10/14/26	3 month USD-
			LIBOR-BBA	2.74%	11,479

Barclays Bank PLC
31,900,732	288,702	9/8/16	2.065%	3 month USD-
				LIBOR-BBA	(1,011,149)

6,411,000	—	9/15/20	2.032%	3 month USD-
				LIBOR-BBA	65,115

9,411,000	—	9/15/13	0.5275%	3 month USD-
				LIBOR-BBA	2,439

74,957,700	(499,861)	9/16/41	3 month USD-
			LIBOR-BBA	3.04%	841,426

8,892,000	—	9/19/20	2.12%	3 month USD-
				LIBOR-BBA	28,321

75,853,500	—	9/19/13	3 month USD-
			LIBOR-BBA	0.51%	(48,039)

640,000	—	9/19/41	3 month USD-
			LIBOR-BBA	3.035%	10,658

16,139,000	—	9/20/20	2.136%	3 month USD-
				LIBOR-BBA	30,619

28,430,300	—	9/21/13	3 month USD-
			LIBOR-BBA	0.4925%	(28,835)

43,516,100	—	9/22/13	0.4775%	3 month USD-
				LIBOR-BBA	57,753

1,777,000	—	9/22/41	2.975%	3 month USD-
				LIBOR-BBA	(7,425)

22,890,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(17,989)

31,785,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(18,164)

5,319,000	—	9/28/21	2.041%	3 month USD-
				LIBOR-BBA	126,123

132,644,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.511043%	(96,057)

120,616,300	(247,319)	6/17/21	3 month USD-
			LIBOR-BBA	3.2%	10,929,324

7,468,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	(152,162)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$5,921,000	$—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	$(79,041)

79,009,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(27,750)

8,660,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	107,846

58,354,000	—	9/30/16	3 month USD-
			LIBOR-BBA	1.25625%	(14,346)

27,050,000	—	10/3/13	0.543%	3 month USD-
				LIBOR-BBA	3,447

257,000	—	10/3/41	2.8175%	3 month USD-
				LIBOR-BBA	7,391

4,659,000	—	10/4/21	2.089%	3 month USD-
				LIBOR-BBA	92,315

7,676,000	—	10/6/21	1.999%	3 month USD-
				LIBOR-BBA	216,747

3,847,000 E	—	4/11/22	2.265%	3 month USD-
				LIBOR-BBA	73,093

25,613,280	—	10/7/18	3 month USD-
			LIBOR-BBA	1.73%	(145,306)

839,880,000	—	10/7/13	3 month USD-
			LIBOR-BBA	0.636%	(1,400,587)

182,000	—	10/7/21	3 month USD-
			LIBOR-BBA	2.11%	(3,303)

670,000	—	10/7/41	2.668%	3 month USD-
				LIBOR-BBA	39,870

2,907,042	14,245	10/11/16	1.97%	3 month USD-
				LIBOR-BBA	(84,061)

5,457,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(23,902)

8,103,000	—	10/24/13	0.648%	3 month USD-
				LIBOR-BBA	(13,886)

8,946,000	—	10/24/21	2.363%	3 month USD-
				LIBOR-BBA	(31,733)

9,755,000	—	10/25/21	2.385%	3 month USD-
				LIBOR-BBA	(53,615)

26,450,000	—	10/27/13	0.64625%	3 month USD-
				LIBOR-BBA	(43,197)

36,976,670	(569,441)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	2,303,182

43,824,202	(834,851)	10/21/21	3 month USD-
			LIBOR-BBA	3.17%	2,570,498

13,322,000	—	7/22/21	3.049%	3 month USD-
				LIBOR-BBA	(1,006,776)

53,717,300	69,253	3/30/31	3 month USD-
			LIBOR-BBA	4.17%	11,085,770

20,320,000	—	8/1/21	3.06%	3 month USD-
				LIBOR-BBA	(1,524,427)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$14,744,000	$—	8/3/21	2.931%	3 month USD-
				LIBOR-BBA	$(928,601)

10,158,000	—	8/3/41	3.83375%	3 month USD-
				LIBOR-BBA	(1,867,633)

16,900,000	—	8/4/41	3.6108%	3 month USD-
				LIBOR-BBA	(2,333,592)

47,177,000	—	10/28/13	0.62875%	3 month USD-
				LIBOR-BBA	(58,160)

7,083,000	—	10/28/21	2.329%	3 month USD-
				LIBOR-BBA	547

1,917,000	—	10/28/41	3 month USD-
			LIBOR-BBA	2.9525%	(6,512)

3,294,000	—	10/31/21	2.55%	3 month USD-
				LIBOR-BBA	(66,961)

155,000	—	10/31/41	3 month USD-
			LIBOR-BBA	3.2025%	7,434

9,298,000	—	11/1/21	2.54%	3 month USD-
				LIBOR-BBA	(177,685)

5,672,000	—	11/1/41	3 month USD-
			LIBOR-BBA	3.205%	271,802

212,000	—	11/2/41	3.052%	3 month USD-
				LIBOR-BBA	(3,551)

2,300,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(256,798)

23,475,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.49%	2,650,931

5,335,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.575%	695,253

12,754,000	—	8/17/41	3.343%	3 month USD-
				LIBOR-BBA	(1,047,944)

276,007,061 E	—	3/21/13	3 month USD-
			LIBOR-BBA	0.44125%	(336,729)

8,195,000	—	8/31/21	2.348%	3 month USD-
				LIBOR-BBA	(58,573)

8,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(100,606)

2,668,000	—	8/31/21	2.416%	3 month USD-
				LIBOR-BBA	(35,753)

39,614,000	—	8/31/13	0.509%	3 month USD-
				LIBOR-BBA	16,938

26,015,000	—	9/6/20	2.231%	3 month USD-
				LIBOR-BBA	(188,199)

8,510,000	—	9/6/41	3.2375%	3 month USD-
				LIBOR-BBA	(502,192)

4,352,000	—	9/6/13	3 month USD-
			LIBOR-BBA	0.4925%	(3,707)

22,215,000	—	9/6/21	2.3875%	3 month USD-
				LIBOR-BBA	(220,892)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$56,059,000	$—	9/6/13	3 month USD-
			LIBOR-BBA	0.48875%	$(51,434)

3,941,000	—	9/8/21	2.186%	3 month USD-
				LIBOR-BBA	34,307

14,360,000	—	9/8/41	3 month USD-
			LIBOR-BBA	2.958%	25,438

114,829,000	—	9/8/13	0.52875%	3 month USD-
				LIBOR-BBA	17,796

12,792,000	—	9/12/20	2.032%	3 month USD-
				LIBOR-BBA	127,434

Citibank, N.A.
2,279,200	(721)	6/28/19	3 month USD-
			LIBOR-BBA	3.04%	197,647

209,983,300	30,621	10/14/14	1.05%	3 month USD-
				LIBOR-BBA	(2,124,946)

699,000	—	9/23/13	0.459%	3 month USD-
				LIBOR-BBA	1,182

5,753,000	—	9/23/21	2.136%	3 month USD-
				LIBOR-BBA	83,824

3,571,000	(42,099)	9/26/21	3 month USD-
			LIBOR-BBA	2.09%	(110,220)

100,250,000	—	9/30/18	1.73625%	3 month USD-
				LIBOR-BBA	449,371

41,309,000	—	10/3/13	0.55625%	3 month USD-
				LIBOR-BBA	(5,448)

33,087,000	—	10/3/20	3 month USD-
			LIBOR-BBA	2.04%	(366,044)

29,886,750	—	10/3/21	2.159%	3 month USD-
				LIBOR-BBA	398,705

1,768,000	—	10/3/41	3 month USD-
			LIBOR-BBA	2.804%	(55,708)

2,182,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0625%	(39,909)

765,000	—	8/4/16	1.54375%	3 month USD-
				LIBOR-BBA	(13,576)

22,504,000	1,415,502	7/26/21	4.5475%	3 month USD-
				LIBOR-BBA	(3,381,008)

45,008,000	2,832,128	7/26/21	4.52%	3 month USD-
				LIBOR-BBA	(6,646,904)

5,457,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(23,902)

10,088,000	—	10/17/21	3 month USD-
			LIBOR-BBA	2.37%	48,258

24,181,000	—	10/28/13	0.62875%	3 month USD-
				LIBOR-BBA	(29,811)

9,123,000	—	8/8/41	3.5825%	3 month USD-
				LIBOR-BBA	(1,203,721)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
$9,757,000	$—	8/8/41	3.517%	3 month USD-
				LIBOR-BBA	$(1,156,620)

40,232,400	(83,554)	8/25/20	2.1%	3 month USD-
				LIBOR-BBA	23,823

31,055,500	79,599	8/25/21	3 month USD-
			LIBOR-BBA	2.24%	338

30,662,000	1,976,166	8/17/21	4.49%	3 month USD-
				LIBOR-BBA	(4,309,348)

Credit Suisse International
139,434,600	35,872	5/27/21	3 month USD-
			LIBOR-BBA	3.21%	13,353,747

17,021,000	—	9/20/13	3 month USD-
			LIBOR-BBA	0.52125%	(7,255)

38,661,000	—	9/21/13	0.5%	3 month USD-
				LIBOR-BBA	33,477

50,657,000	—	9/29/13	3 month USD-
			LIBOR-BBA	0.52375%	(24,276)

46,321,800	—	10/3/20	3 month USD-
			LIBOR-BBA	2.055%	(454,483)

41,841,450	—	10/3/21	2.172%	3 month USD-
				LIBOR-BBA	508,391

48,991,100	112,306	3/14/41	4.36%	3 month USD-
				LIBOR-BBA	(13,860,202)

56,900,000 E	—	3/21/13	1.15625%	3 month USD-
				LIBOR-BBA	(334,572)

16,347,000	—	10/11/13	3 month USD-
			LIBOR-BBA	0.65375%	32,286

5,457,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(23,902)

35,095,000	—	10/11/13	3 month USD-
			LIBOR-BBA	0.68%	87,374

3,820,000	—	10/17/21	3 month USD-
			LIBOR-BBA	2.37%	18,274

247,804,200	(50,698)	2/24/15	2.04%	3 month USD-
				LIBOR-BBA	(10,890,023)

33,913,000	—	10/31/13	3 month USD-
			LIBOR-BBA	0.65%	56,910

70,825,000	—	11/1/13	3 month USD-
			LIBOR-BBA	0.63%	90,656

11,733,000	—	11/2/13	0.5825%	3 month USD-
				LIBOR-BBA	(3,755)

20,341,000	—	11/2/13	0.56%	3 month USD-
				LIBOR-BBA	2,644

5,192,000	—	8/18/41	3.3688%	3 month USD-
				LIBOR-BBA	(453,527)

11,067,000	—	8/23/14	3 month USD-
			LIBOR-BBA	0.633%	(7,564)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
$1,247,000	$—	8/24/41	3.0775%	3 month USD-
				LIBOR-BBA	$(34,039)

4,089,000	—	8/26/21	2.362%	3 month USD-
				LIBOR-BBA	(35,042)

50,984,000	—	8/31/13	3 month USD-
			LIBOR-BBA	0.493%	(38,454)

8,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(100,606)

78,270,900	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5125%	(28,313)

43,080,000	—	8/31/21	2.43125%	3 month USD-
				LIBOR-BBA	(637,850)

15,567,900	—	8/31/41	3 month USD-
			LIBOR-BBA	3.264%	1,026,144

12,626,000	—	9/14/13	0.53875%	3 month USD-
				LIBOR-BBA	174

6,237,000	—	9/14/41	2.944%	3 month USD-
				LIBOR-BBA	9,628

Deutsche Bank AG
19,224,000	—	9/14/21	2.145%	3 month USD-
				LIBOR-BBA	249,465

4,711,000	—	9/14/41	3 month USD-
			LIBOR-BBA	2.95%	(1,488)

11,333,000	—	9/19/14	3 month USD-
			LIBOR-BBA	0.6625%	(6,090)

43,800,000	—	9/27/18	3 month USD-
			LIBOR-BBA	1.515%	(838,743)

31,785,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(18,164)

11,565,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.165%	(143,757)

4,866,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.1875%	(50,577)

52,939,200	—	10/3/20	3 month USD-
			LIBOR-BBA	2.034%	(612,388)

47,818,800	—	10/3/21	2.153%	3 month USD-
				LIBOR-BBA	664,452

6,204,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.56125%	1,364

7,617,000	—	10/4/14	0.7175%	3 month USD-
				LIBOR-BBA	(4,859)

507,261,720	—	10/7/14	3 month USD-
			LIBOR-BBA	0.792%	1,427,741

137,674,857	—	10/7/16	1.3045%	3 month USD-
				LIBOR-BBA	(222,107)

1,104,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0475%	(20,910)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$338,174,480	$—	10/7/14	3 month USD-
			LIBOR-BBA	0.787%	$901,327

91,783,238	—	10/7/16	1.30125%	3 month USD-
				LIBOR-BBA	(133,187)

40,492,605	—	10/7/16	1.303%	3 month USD-
				LIBOR-BBA	(62,046)

31,305,120	—	10/7/18	3 month USD-
			LIBOR-BBA	1.7265%	(184,869)

5,457,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(23,902)

4,433,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	8,511

2,271,000	—	10/14/41	2.94375%	3 month USD-
				LIBOR-BBA	8,789

43,467,000	—	10/31/13	3 month USD-
			LIBOR-BBA	0.6505%	73,377

1,582,000	—	11/1/41	3 month USD-
			LIBOR-BBA	3.21%	77,423

120,272,300	183,027	7/18/21	3 month USD-
			LIBOR-BBA	3.04%	9,211,915

14,735,753	—	8/5/21	2.698%	3 month USD-
				LIBOR-BBA	(609,315)

19,842,298	—	8/9/41	3.55%	3 month USD-
				LIBOR-BBA	(2,484,302)

9,562,345	—	8/10/41	3 month USD-
			LIBOR-BBA	3.455%	1,010,551

41,151,000	—	8/12/16	3 month USD-
			LIBOR-BBA	1.255%	126,443

6,891,000	—	11/2/21	2.365%	3 month USD-
				LIBOR-BBA	(20,811)

271,704,300	47,904	12/31/14	1.91%	3 month USD-
				LIBOR-BBA	(11,407,181)

4,090,600	—	8/12/41	3.32%	3 month USD-
				LIBOR-BBA	(318,593)

42,738,500	—	8/15/41	3.300791%	3 month USD-
				LIBOR-BBA	(3,149,755)

6,322,300	—	8/16/16	1.24%	3 month USD-
				LIBOR-BBA	(11,936)

10,450,600	—	8/16/41	3 month USD-
			LIBOR-BBA	3.36%	895,821

15,233,100	—	8/24/16	1.23%	3 month USD-
				LIBOR-BBA	(15,050)

25,564,600	—	8/24/21	2.271%	3 month USD-
				LIBOR-BBA	(10,108)

16,417,500	—	8/24/41	3 month USD-
			LIBOR-BBA	3.081%	459,902

36,323,300	—	8/30/13	3 month USD-
			LIBOR-BBA	0.5075%	(17,160)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$18,056,100	$—	8/30/21	2.4075%	3 month USD-
				LIBOR-BBA	$(223,431)

11,190,500	—	8/30/41	3 month USD-
			LIBOR-BBA	3.2425%	679,330

129,589,900	193,303	5/13/21	3 month USD-
			LIBOR-BBA	3.28%	13,578,207

84,650,800	—	8/31/13	3 month USD-
			LIBOR-BBA	0.4925%	(63,917)

7,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(88,030)

25,954,600	—	9/12/21	3 month USD-
			LIBOR-BBA	2.2125%	(172,244)

12,558,700	—	9/12/41	3.065%	3 month USD-
				LIBOR-BBA	(292,919)

13,618,000	—	9/14/16	3 month USD-
			LIBOR-BBA	1.175%	(42,940)

65,705,512	1,120,279	7/21/21	3.55%	3 month USD-
				LIBOR-BBA	(6,881,031)

Goldman Sachs International
8,892,000	—	9/19/20	2.13375%	3 month USD-
				LIBOR-BBA	18,130

75,853,500	—	9/19/13	3 month USD-
			LIBOR-BBA	0.515%	(40,770)

640,000	—	9/19/41	3 month USD-
			LIBOR-BBA	3.05%	12,614

2,270,000	—	9/20/41	3.065%	3 month USD-
				LIBOR-BBA	(51,508)

28,234,000	—	9/21/13	0.5%	3 month USD-
				LIBOR-BBA	24,448

31,579,900	—	9/22/13	0.478%	3 month USD-
				LIBOR-BBA	41,578

29,718,100	—	9/23/13	3 month USD-
			LIBOR-BBA	0.4525%	(54,311)

18,445,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(14,495)

27,697,000	—	9/26/21	3 month USD-
			LIBOR-BBA	1.93875%	(912,704)

50,409,950	(1,832,402)	9/29/41	3 month USD-
			LIBOR-BBA	3.99%	8,783,020

20,755,000	—	7/1/14	1.105%	3 month USD-
				LIBOR-BBA	(320,531)

2,792,000	—	9/28/41	2.69625%	3 month USD-
				LIBOR-BBA	148,230

38,180,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.5125%	(26,834)

400,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.87%	(7,089)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$5,498,000	$—	9/29/21	3 month USD-
			LIBOR-BBA	2.15125%	$(75,227)

4,251,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.558%	741

65,408,000	—	10/7/14	0.7775%	3 month USD-
				LIBOR-BBA	(155,929)

19,019,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.16%	(265,090)

5,457,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(23,902)

257,630,500	(109,518)	7/20/16	3 month USD-
			LIBOR-BBA	1.79%	7,989,240

4,433,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	8,511

10,244,000	—	10/14/21	3 month USD-
			LIBOR-BBA	2.3745%	56,146

638,000	—	10/17/13	0.65375%	3 month USD-
				LIBOR-BBA	(1,216)

4,631,000	—	10/17/21	2.365%	3 month USD-
				LIBOR-BBA	(20,014)

4,527,000	—	10/18/13	3 month USD-
			LIBOR-BBA	0.65875%	9,332

18,369,000	—	10/18/21	2.40125%	3 month USD-
				LIBOR-BBA	(152,513)

54,908,000	—	10/21/13	3 month USD-
			LIBOR-BBA	0.632%	78,506

7,342,000	—	10/21/21	2.36%	3 month USD-
				LIBOR-BBA	(26,062)

859,000	—	10/21/41	2.94125%	3 month USD-
				LIBOR-BBA	4,208

18,635,000	—	7/21/21	3.06125%	3 month USD-
				LIBOR-BBA	(1,430,566)

60,622,400 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(318,874)

155,580,026	(2,598,186)	7/25/21	3 month USD-
			LIBOR-BBA	3.58%	16,719,458

108,707,964	3,772,166	8/24/41	4.29%	3 month USD-
				LIBOR-BBA	(26,138,068)

66,681,000	—	7/25/21	3 month USD-
			LIBOR-BBA	3.127%	5,497,670

46,513,000	—	7/26/21	3.09125%	3 month USD-
				LIBOR-BBA	(3,678,128)

28,041,000	—	8/1/21	3 month USD-
			LIBOR-BBA	3.0625%	2,110,009

18,944,600	—	10/25/21	2.39625%	3 month USD-
				LIBOR-BBA	(123,860)

33,423,000	—	10/26/13	3 month USD-
			LIBOR-BBA	0.64875%	56,821

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$18,944,000	$—	10/26/21	3 month USD-
			LIBOR-BBA	2.3825%	$98,146

8,247,000	—	10/26/41	3 month USD-
			LIBOR-BBA	3.005%	63,315

841,000	—	10/26/21	3 month USD-
			LIBOR-BBA	2.415%	6,859

3,221,000	—	10/26/41	3 month USD-
			LIBOR-BBA	3.0375%	46,002

826,000	—	10/27/21	3 month USD-
			LIBOR-BBA	2.435%	8,179

2,432,000	—	10/31/41	3.10275%	3 month USD-
				LIBOR-BBA	(67,265)

7,565,000	—	8/3/41	3.754%	3 month USD-
				LIBOR-BBA	(1,267,239)

981,000	—	8/4/41	3.718%	3 month USD-
				LIBOR-BBA	(156,991)

8,998,000	—	8/4/41	3.711%	3 month USD-
				LIBOR-BBA	(1,427,123)

2,510,000	—	8/4/41	3 month USD-
			LIBOR-BBA	3.6225%	352,606

2,996,000	—	8/5/41	3.593%	3 month USD-
				LIBOR-BBA	(402,505)

2,300,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(256,798)

8,002,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.54%	985,523

24,375,000	—	8/10/41	3.435%	3 month USD-
				LIBOR-BBA	(2,476,140)

5,047,200	—	8/15/41	3.2475%	3 month USD-
				LIBOR-BBA	(316,943)

10,489,300	—	8/15/41	3.365%	3 month USD-
				LIBOR-BBA	(910,826)

2,210,000	—	8/24/41	3 month USD-
			LIBOR-BBA	3.075%	59,188

53,400,000	—	8/24/16	1.235%	3 month USD-
				LIBOR-BBA	(66,072)

27,630,000	—	8/24/21	3 month USD-
			LIBOR-BBA	2.2625%	(10,787)

152,285,000	—	8/30/13	3 month USD-
			LIBOR-BBA	0.48375%	(144,975)

9,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(113,182)

12,573,000	—	9/1/20	2.225%	3 month USD-
				LIBOR-BBA	(90,735)

3,629,000	—	9/1/41	3.195%	3 month USD-
				LIBOR-BBA	(184,075)

6,541,000	—	9/1/13	3 month USD-
			LIBOR-BBA	0.4975%	(4,660)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$5,718,000	$—	9/13/21	2.16625%	3 month USD-
				LIBOR-BBA	$62,564

13,713,000	—	9/13/13	3 month USD-
			LIBOR-BBA	0.52125%	(4,593)

2,253,000	—	9/13/41	3.023%	3 month USD-
				LIBOR-BBA	(33,053)

JPMorgan Chase Bank, N.A.
39,029,100	123,645	3/11/26	4.12%	3 month USD-
				LIBOR-BBA	(6,905,885)

113,700,000 E	—	3/21/13	1.1685%	3 month USD-
				LIBOR-BBA	(682,200)

41,300,000 E	—	3/22/13	1.185%	3 month USD-
				LIBOR-BBA	(254,821)

31,785,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(18,164)

11,418,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.18%	(126,249)

4,830,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.203%	(43,328)

9,128,000	—	10/3/21	3 month USD-
			LIBOR-BBA	2.184%	(100,874)

1,991,000	—	10/4/41	2.75%	3 month USD-
				LIBOR-BBA	84,774

17,026,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.58%	10,111

21,217,000	—	10/7/21	3 month USD-
			LIBOR-BBA	2.068%	(466,726)

1,347,000	—	10/11/21	2.2395%	3 month USD-
				LIBOR-BBA	8,963

5,457,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(23,902)

2,992,000	—	10/14/13	0.677%	3 month USD-
				LIBOR-BBA	(7,149)

6,268,000	—	10/17/21	3 month USD-
			LIBOR-BBA	2.37%	29,984

17,260,200	—	10/19/21	3 month USD-
			LIBOR-BBA	2.387%	106,998

2,432,000	—	10/31/41	3.235%	3 month USD-
				LIBOR-BBA	(132,734)

4,154,600	—	11/1/21	2.445%	3 month USD-
				LIBOR-BBA	(43,249)

85,198,000	—	11/2/13	0.5925%	3 month USD-
				LIBOR-BBA	(44,303)

54,114,800	419,355	8/3/41	3.81%	3 month USD-
				LIBOR-BBA	(9,266,127)

8,131,000	—	8/8/41	3.466%	3 month USD-
				LIBOR-BBA	(879,002)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$4,879,000	$—	8/8/41	3.4275%	3 month USD-
				LIBOR-BBA	$(489,004)

1,746,000	—	8/9/41	3.485%	3 month USD-
				LIBOR-BBA	(195,385)

52,307,000	—	8/19/13	0.4475%	3 month USD-
				LIBOR-BBA	80,198

2,058,000	—	8/19/41	3.299%	3 month USD-
				LIBOR-BBA	(150,234)

155,405,900	17,612	8/19/13	3 month USD-
			LIBOR-BBA	0.44%	(243,193)

2,841,000	—	8/23/41	3 month USD-
			LIBOR-BBA	3.088%	83,905

76,003,000	—	8/23/13	3 month USD-
			LIBOR-BBA	0.485%	(63,315)

67,720,600	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5%	(41,483)

1,179,000	—	9/2/13	0.486%	3 month USD-
				LIBOR-BBA	1,119

29,833,100	(1,528,946)	8/5/41	3 month USD-
			LIBOR-BBA	4.555%	8,354,032

47,992,000	3,007,899	7/26/21	4.46%	3 month USD-
				LIBOR-BBA	(6,834,272)

47,992,000	3,013,898	7/26/21	4.525%	3 month USD-
				LIBOR-BBA	(7,115,818)

71,988,000	4,555,581	7/27/21	4.745%	3 month USD-
				LIBOR-BBA	(12,089,563)

5,536,000	—	9/2/41	3 month USD-
			LIBOR-BBA	3.187%	271,307

44,470,000	—	9/14/21	3 month USD-
			LIBOR-BBA	2.124%	(662,789)

13,591,000	—	9/14/13	0.535%	3 month USD-
				LIBOR-BBA	1,206

70,135,000	—	9/14/21	2.1575%	3 month USD-
				LIBOR-BBA	829,729

4,567,000	—	9/15/41	2.984%	3 month USD-
				LIBOR-BBA	(29,867)

6,832,000	—	9/19/16	3 month USD-
			LIBOR-BBA	1.231%	(5,207)

100,000,000	(5,090,000)	8/8/41	3 month USD-
			LIBOR-BBA	4.585%	28,620,492

Total					$(33,779,159)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$1,480,574	1/12/40	5.00% (1 month	Synthetic TRS	$9,889
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

17,099,749	1/12/36	(5.50%) 1 month	Synthetic TRS	188,531
		USD-LIBOR	Index 5.50%
			30 year Fannie Mae
			pools

14,153,905	1/12/38	(6.50%) 1 month	Synthetic MBX	(41,976)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

14,321,861	1/12/40	4.50% (1 month	Synthetic MBX	87,918
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

30,363,024	1/12/38	(6.50%) 1 month	Synthetic TRS	276,120
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

32,034,378	1/12/38	(6.50%) 1 month	Synthetic MBX	(95,003)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

20,940,948	1/12/40	5.00% (1 month	Synthetic MBX	147,104
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

15,762,481	1/12/41	5.00% (1 month	Synthetic MBX	98,393
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

87,645,140	1/12/38	(6.50%) 1 month	Synthetic MBX	(259,925)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

39,202,066	1/12/41	5.00% (1 month	Synthetic MBX	244,709
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

71,672,592	1/12/38	(6.50%) 1 month	Synthetic MBX	(212,556)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

51,889,274	1/12/41	5.00% (1 month	Synthetic MBX	323,905
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$21,487,649	1/12/40	4.00% (1 month	Synthetic MBX	$106,138
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

2,512,159	1/12/40	4.00% (1 month	Synthetic TRS	11,142
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

28,127,501	1/12/41	5.00% (1 month	Synthetic MBX	175,579
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

49,351,028	1/12/40	5.00% (1 month	Synthetic TRS	329,629
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

14,705,671	1/12/40	4.50% (1 month	Synthetic MBX	90,275
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

44,958,828	1/12/41	5.00% (1 month	Synthetic MBX	280,644
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

7,511,748	1/12/41	5.00% (1 month	Synthetic MBX	46,890
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

1,556,214	1/12/40	5.00% (1 month	Synthetic MBX	10,932
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

5,046,839	1/12/40	5.00% (1 month	Synthetic MBX	35,453
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

3,658,713	1/12/40	5.00% (1 month	Synthetic MBX	25,701
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

11,357,286	1/12/41	5.00% (1 month	Synthetic TRS	34,978
		USD-LIBOR)	Index 5.00%
			30 year Ginnie
			Mae II pools

Citibank, N.A.
16,597,783	1/12/41	5.00% (1 month	Synthetic MBX	103,607
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
$22,323,008	1/12/41	5.00% (1 month	Synthetic MBX	$139,346
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

Credit Suisse International
4,106,241	1/12/41	4.50% (1 month	Synthetic MBX	27,770
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

39,486,493	1/12/41	4.50% (1 month	Synthetic MBX	186,720
		USD-LIBOR)	Index 4.50%
			30 year Ginnie
			Mae II pools

16,562,199	1/12/39	(5.00%) 1 month	Synthetic TRS	117,051
		USD-LIBOR	Index 5.00%
			30 year Fannie Mae
			pools

Deutsche Bank AG
16,659,076	1/12/39	(6.00%) 1 month	Synthetic TRS	140,219
		USD-LIBOR	Index 6.00%
			30 year Fannie Mae
			pools

Goldman Sachs International
4,076,131	1/12/40	5.00% (1 month	Synthetic TRS	27,226
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

17,099,749	1/12/36	5.50% (1 month	Synthetic TRS	(188,531)
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

43,094,658	1/12/38	(6.50%) 1 month	Synthetic TRS	391,907
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

Total				$2,859,785

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$102,800,795	$—

Corporate bonds and notes	—	368,541,109	—

Foreign government bonds and notes	—	1,538,254	—

Mortgage-backed securities	—	411,116,352	3,428,997

Municipal bonds and notes	—	4,356,264	—

Purchased options outstanding	—	72,365,987	—

Senior loans	—	635,716	—

U.S. Government Agency Mortgage Obligations	—	160,939,329	—

U.S. Treasury Obligations	—	955,919	—

Short-term investments	241,789,135	348,710,832	—

Totals by level	$241,789,135	$1,471,960,557	$3,428,997

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$1,283,375	$—	$—

Written options	—	(168,686,936)	—

Interest rate swap contracts	—	(43,973,904)	—

Total return swap contracts	—	2,859,785	—

Totals by level	$1,283,375	$(209,801,055)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,410,586,011)	$1,482,039,554
Affiliated issuers (identified cost $235,139,135) (Note 6)	235,139,135

Interest and other receivables	10,137,780

Receivable for shares of the fund sold	3,197,330

Receivable for investments sold	18,881,878

Receivable for sales of delayed delivery securities (Note 1)	13,974,599

Unrealized appreciation on swap contracts (Note 1)	163,665,156

Receivable for variation margin (Note 1)	3,083,125

Premium paid on swap contracts (Note 1)	13,487,596

Total assets	1,943,606,153

LIABILITIES

Payable to custodian	75,072

Distributions payable to shareholders	904

Payable for investments purchased	6,441,838

Payable for purchases of delayed delivery securities (Note 1)	175,171,332

Payable for shares of the fund repurchased	3,810,813

Payable for compensation of Manager (Note 2)	467,310

Payable for investor servicing fees (Note 2)	170,941

Payable for custodian fees (Note 2)	33,192

Payable for Trustee compensation and expenses (Note 2)	303,550

Payable for administrative services (Note 2)	5,190

Payable for distribution fees (Note 2)	430,124

Written options outstanding, at value (premiums received $125,397,305) (Notes 1 and 3)	168,686,936

Premium received on swap contracts (Note 1)	23,682,341

Unrealized depreciation on swap contracts (Note 1)	194,584,530

Collateral on certain derivative contracts, at value (Note 1)	9,296,444

Other accrued expenses	255,697

Total liabilities	583,416,214

Net assets	$1,360,189,939

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,535,863,550

Undistributed net investment income (Note 1)	5,017,584

Accumulated net realized loss on investments (Note 1)	(179,219,108)

Net unrealized depreciation of investments	(1,472,087)

Total — Representing net assets applicable to capital shares outstanding	$1,360,189,939

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($843,019,403 divided by 123,267,344 shares)	$6.84

Offering price per class A share (100/96.00 of $6.84)*	$7.13

Net asset value and offering price per class B share ($39,859,100 divided by 5,877,919 shares)**	$6.78

Net asset value and offering price per class C share ($169,692,400 divided by 24,965,322 shares)**	$6.80

Net asset value and redemption price per class M share
($170,346,722 divided by 25,389,135 shares)	$6.71

Offering price per class M share (100/96.75 of $6.71)†	$6.94

Net asset value, offering price and redemption price per class R share
($4,722,537 divided by 693,823 shares)	$6.81

Net asset value, offering price and redemption price per class Y share
($132,549,777 divided by 19,169,155 shares)	$6.91

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/11

INVESTMENT INCOME

Interest (net of foreign tax of $21,259) (including interest income of $276,568
from investments in affiliated issuers) (Note 6)	$66,546,107

Total investment income	66,546,107

EXPENSES

Compensation of Manager (Note 2)	5,462,831

Investor servicing fees (Note 2)	1,929,407

Custodian fees (Note 2)	99,137

Trustee compensation and expenses (Note 2)	121,709

Administrative services (Note 2)	37,548

Distribution fees — Class A (Note 2)	2,068,688

Distribution fees — Class B (Note 2)	401,284

Distribution fees — Class C (Note 2)	1,657,153

Distribution fees — Class M (Note 2)	1,010,367

Distribution fees — Class R (Note 2)	21,601

Other	681,487

Total expenses	13,491,212

Expense reduction (Note 2)	(3,814)

Net expenses	13,487,398

Net investment income	53,058,709

Net realized gain on investments (Notes 1 and 3)	25,917,169

Net realized loss on swap contracts (Note 1)	(20,841,655)

Net realized loss on futures contracts (Note 1)	(27,736,581)

Net realized gain on written options (Notes 1 and 3)	35,783,171

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(4,199,417)

Net gain on investments	8,922,687

Net increase in net assets resulting from operations	$61,981,396

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/11	Year ended 10/31/10

Operations:
Net investment income	$53,058,709	$81,101,563

Net realized gain on investments	13,122,104	91,335,846

Net unrealized depreciation of investments	(4,199,417)	(39,152,094)

Net increase in net assets resulting from operations	61,981,396	133,285,315

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(42,249,610)	(55,288,486)

Class B	(1,773,181)	(2,697,878)

Class C	(7,304,305)	(5,961,106)

Class M	(10,221,649)	(14,351,841)

Class R	(209,934)	(212,836)

Class Y	(6,319,275)	(12,027,573)

Increase in capital from settlement payments (Note 8)	433,895	41,451

Redemption fees (Note 1)	—	4,817

Increase (decrease) from capital share transactions (Note 4)	(72,913,778)	216,063,105

Total increase (decrease) in net assets	(78,576,441)	258,854,968

NET ASSETS

Beginning of year	1,438,766,380	1,179,911,412

End of year (including undistributed net investment income of
$5,017,584 and $12,941,430, respectively)	$1,360,189,939	$1,438,766,380

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets,	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [d]

Class A
October 31, 2011	$6.86	.28	.05	.33	(.35)	(.35)	—	— [e,f]	$6.84	4.95	$843,019.86		.86	4.02	339
October 31, 2010	6.61	.43	.31	.74	(.49)	(.49)	— [f]	— [f,g]	6.86	11.45	855,659	.88 [h,i]	.88 [h,i]	6.38 [h]	112
October 31, 2009	5.35	.29	1.44	1.73	(.47)	(.47)	— [f]	—	6.61	34.44	667,144	1.68 [h,j]	.96 [h]	5.12 [h]	331
October 31, 2008	6.77	.38	(1.34)	(.96)	(.46)	(.46)	— [f]	—	5.35	(15.13)	537,220	.99 [h]	.99 [h]	5.91 [h]	200
October 31, 2007	6.74	.31	.04	.35	(.32)	(.32)	— [f]	—	6.77	5.35	768,016	.98 [h]	.98 [h]	4.67 [h]	323

Class B
October 31, 2011	$6.80	.22	.06	.28	(.30)	(.30)	—	— [e,f]	$6.78	4.22	$39,859	1.61	1.61	3.29	339
October 31, 2010	6.56	.39	.28	.67	(.43)	(.43)	— [f]	— [f,g]	6.80	10.54	43,205	1.63 [h,i]	1.63 [h,i]	5.82 [h]	112
October 31, 2009	5.32	.24	1.43	1.67	(.43)	(.43)	— [f]	—	6.56	33.21	45,772	2.43 [h,j]	1.71 [h]	4.31 [h]	331
October 31, 2008	6.72	.34	(1.33)	(.99)	(.41)	(.41)	— [f]	—	5.32	(15.58)	57,171	1.74 [h]	1.74 [h]	5.22 [h]	200
October 31, 2007	6.70	.26	.03	.29	(.27)	(.27)	— [f]	—	6.72	4.43	110,495	1.73 [h]	1.73 [h]	3.96 [h]	323

Class C
October 31, 2011	$6.82	.22	.06	.28	(.30)	(.30)	—	— [e,f]	$6.80	4.21	$169,692	1.61	1.61	3.27	339
October 31, 2010	6.58	.35	.33	.68	(.44)	(.44)	— [f]	— [f,g]	6.82	10.57	167,237	1.63 [h,i]	1.63 [h,i]	5.08 [h]	112
October 31, 2009	5.33	.26	1.42	1.68	(.43)	(.43)	— [f]	—	6.58	33.40	43,310	2.43 [h,j]	1.71 [h]	4.45 [h]	331
October 31, 2008	6.74	.33	(1.33)	(1.00)	(.41)	(.41)	— [f]	—	5.33	(15.67)	16,414	1.74 [h]	1.74 [h]	5.16 [h]	200
October 31, 2007	6.72	.26	.03	.29	(.27)	(.27)	— [f]	—	6.74	4.41	20,396	1.73 [h]	1.73 [h]	3.93 [h]	323

Class M
October 31, 2011	$6.74	.26	.05	.31	(.34)	(.34)	—	— [e,f]	$6.71	4.66	$170,347	1.11	1.11	3.82	339
October 31, 2010	6.50	.42	.29	.71	(.47)	(.47)	— [f]	— [f,g]	6.74	11.28	222,916	1.13 [h,i]	1.13 [h,i]	6.23 [h]	112
October 31, 2009	5.28	.27	1.41	1.68	(.46)	(.46)	— [f]	—	6.50	33.82	194,199	1.93 [h,j]	1.21 [h]	4.83 [h]	331
October 31, 2008	6.68	.36	(1.31)	(.95)	(.45)	(.45)	— [f]	—	5.28	(15.19)	167,743	1.24 [h]	1.24 [h]	5.67 [h]	200
October 31, 2007	6.67	.30	.02	.32	(.31)	(.31)	— [f]	—	6.68	4.86	253,457	1.23 [h]	1.23 [h]	4.45 [h]	323

Class R
October 31, 2011	$6.83	.25	.07	.32	(.34)	(.34)	—	— [e,f]	$6.81	4.74	$4,723	1.11	1.11	3.74	339
October 31, 2010	6.59	.40	.31	.71	(.47)	(.47)	— [f]	— [f,g]	6.83	11.10	4,068	1.13 [h,i]	1.13 [h,i]	5.91 [h]	112
October 31, 2009	5.34	.27	1.44	1.71	(.46)	(.46)	— [f]	—	6.59	34.02	2,353	1.93 [h,j]	1.21 [h]	4.85 [h]	331
October 31, 2008	6.76	.36	(1.33)	(.97)	(.45)	(.45)	— [f]	—	5.34	(15.30)	1,448	1.24 [h]	1.24 [h]	5.54 [h]	200
October 31, 2007	6.74	.30	.03	.33	(.31)	(.31)	— [f]	—	6.76	4.98	1,062	1.23 [h]	1.23 [h]	4.38 [h]	323

Class Y
October 31, 2011	$6.93	.29	.06	.35	(.37)	(.37)	—	— [e,f]	$6.91	5.12	$132,550.61		.61	4.25	339
October 31, 2010	6.67	.46	.30	.76	(.50)	(.50)	— [f]	— [f,g]	6.93	11.73	145,681	.63 [h,i]	.63 [h,i]	6.74 [h]	112
October 31, 2009	5.40	.32	1.43	1.75	(.48)	(.48)	— [f]	—	6.67	34.59	227,134	1.43 [h,j]	.71 [h]	5.87 [h]	331
October 31, 2008	6.82	.40	(1.35)	(.95)	(.47)	(.47)	— [f]	—	5.40	(14.85)	790,264	.74 [h]	.74 [h]	6.14 [h]	200
October 31, 2007	6.79	.33	.04	.37	(.34)	(.34)	— [f]	—	6.82	5.54	1,126,527	.73 [h]	.73 [h]	4.93 [h]	323

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

76	77

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2010	0.03%

October 31, 2009	0.19

October 31, 2008	0.09

October 31, 2007	0.08

i Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.18% of average net assets for the period ended October 31, 2010.

j Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets for the period ended October 31, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

Putnam Income Fund (the fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below investment-grade (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The yields and values of securitized debt instruments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. The fund may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 3,000 on futures contracts for the reporting period.

G) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $1,267,700,000 on purchased options contracts for the reporting period.

H) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

I) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $5,669,500,000 on interest rate swap contracts for the reporting period.

J) Credit default contracts The fund entered into credit default contracts to hedge credit risk. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,100,000 on credit default swap contracts for the reporting period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $24,404,709 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $183,090,274 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $168,634,683.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

P) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $156,195,953 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$92,884,454	October 31, 2016

63,311,499	October 31, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $7,095,399 to increase undistributed net investment income and $425,447 to decrease paid-in-capital, with an increase to accumulated net realized losses of $6,669,952.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$90,756,372
Unrealized depreciation	(41,040,435)

Net unrealized appreciation	49,715,937
Undistributed ordinary income	7,856,628
Capital loss carryforward	(156,195,953)
Cost for federal income tax purposes	$1,667,462,752

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion,
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,814 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,078, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $183,091 and $63,220 from the sale of class A and class M shares, respectively, and received $31,113 and $25,357 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,185 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,464,666,214 and $3,556,480,372, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $11,024,249 and $10,628,697, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	$1,912,967,480	$121,227,292

Options opened	2,044,626,427	77,222,229

Options exercised	(1,574,042,733)	(71,446,160)

Options expired	—	—

Options closed	(39,606,800)	(1,606,056)

Written options outstanding at the
end of the reporting period	$2,343,944,374	$125,397,305

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	31,938,569	$218,790,518	52,072,574	$355,055,909

Shares issued in connection with
reinvestment of distributions	5,196,313	35,449,398	6,943,802	47,126,038

	37,134,882	254,239,916	59,016,376	402,181,947

Shares repurchased	(38,649,700)	(263,845,938)	(35,183,365)	(240,031,282)

Net increase (decrease)	(1,514,818)	$(9,606,022)	23,833,011	$162,150,665

	Year ended 10/31/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	2,105,943	$14,318,416	2,596,867	$17,589,257

Shares issued in connection with
reinvestment of distributions	208,992	1,412,938	347,433	2,336,846

	2,314,935	15,731,354	2,944,300	19,926,103

Shares repurchased	(2,787,583)	(18,884,104)	(3,570,653)	(24,061,002)

Net decrease	(472,648)	$(3,152,750)	(626,353)	$(4,134,899)

	Year ended 10/31/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	8,428,929	$57,395,078	19,617,803	$133,332,927

Shares issued in connection with
reinvestment of distributions	660,999	4,480,909	558,516	3,783,588

	9,089,928	61,875,987	20,176,319	137,116,515

Shares repurchased	(8,652,088)	(58,620,817)	(2,234,359)	(15,121,551)

Net increase	437,840	$3,255,170	17,941,960	$121,994,964

	Year ended 10/31/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	4,252,299	$28,443,376	9,433,356	$63,396,961

Shares issued in connection with
reinvestment of distributions	96,626	646,826	121,762	812,575

	4,348,925	29,090,202	9,555,118	64,209,536

Shares repurchased	(12,052,732)	(80,978,751)	(6,321,085)	(42,296,772)

Net increase (decrease)	(7,703,807)	$(51,888,549)	3,234,033	$21,912,764

	Year ended 10/31/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	308,145	$2,097,773	372,599	$2,533,362

Shares issued in connection with
reinvestment of distributions	24,597	167,075	27,304	184,731

	332,742	2,264,848	399,903	2,718,093

Shares repurchased	(234,689)	(1,602,134)	(161,434)	(1,090,419)

Net increase	98,053	$662,714	238,469	$1,627,674

	Year ended 10/31/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	19,234,583	$133,635,790	32,275,242	$222,582,968

Shares issued in connection with
reinvestment of distributions	554,836	3,832,111	1,214,368	8,308,414

	19,789,419	137,467,901	33,489,610	230,891,382

Shares repurchased	(21,652,336)	(149,652,242)	(46,513,935)	(318,379,445)

Net decrease	(1,862,917)	$(12,184,341)	(13,024,325)	$(87,488,063)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
	appreciation/		Unrealized appreciation/
Interest rate contracts	(depreciation)	$250,687,357*	(depreciation)	$386,839,050*

Total		$250,687,357		$386,839,050

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$597,583	$597,583

Interest rate contracts	13,547,750	(27,736,581)	(21,439,238)	$(35,628,069)

Total	$13,547,750	$(27,736,581)	$(20,841,655)	$(35,030,486)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(459,348)	$(459,348)

Interest rate contracts	(9,855,590)	13,868,188	14,883,759	$18,896,357

Total	$(9,855,590)	$13,868,188	$14,424,411	$18,437,009

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $276,568 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $802,255,673 and $948,013,999, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $424,890 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $9,005 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $54,129,388 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Robert R. Leveille
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	Chief Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Mark C. Trenchard
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	BSA Compliance Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		Robert T. Burns
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Independent Registered	Janet C. Smith	Nancy E. Florek
Public Accounting Firm	Vice President, Assistant	Vice President, Assistant Clerk,
KPMG LLP	Treasurer and Principal	Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
Jameson A. Baxter, Chair	Beth S. Mazor	Susan G. Malloy
Ravi Akhoury	Vice President	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN035
270983 12/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2011	$101,397	$--	$6,100	$ —
October 31, 2010	$86,980	$--	$5,800	$ —

For the fiscal years ended October 31, 2011and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,100 and $5,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2011	$ —	$ —	$ —	$ —

October 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011